 PRUDENTIAL RETIREMENT SECURITY ANNUITY II
PROSPECTUS: MAY 1, 2018
This prospectus describes the Prudential Retirement Security Annuity II, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A. Effective June 2, 2014, the Annuity was closed. No new or additional Purchase Payments are permitted. Prior to June 2, 2014, the Annuity was offered as an individual annuity contract or as an interest in a group annuity, depending on the state you lived in. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. The Annuity or certain of its investment options or features may not have been available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Annuity was sold exclusively to fund Individual Retirement Accounts (“IRAs”), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”). We may have required that the custodian of the IRA be our designated affiliate. When additional Purchase Payments were allowed, investors may have contributed additional Purchase Payments to the Annuity subject to our underwriting guidelines and the Code at the time.
Prudential Retirement Security Annuity II was not available for the transfer or conversion of Prudential IncomeFlex Select® Benefit guarantees or investments accumulated under a qualified retirement plan sponsored by your employer or union that offers an in plan Prudential IncomeFlex Select Benefit.
Before purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should have considered, among other things, any surrender or penalty charges you may have incurred when replacing your existing coverage. Before purchasing this Annuity, you should have also considered whether its features and benefits meet your needs and goals. In particular, you should have considered the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Annuity and what should have been considered before purchasing it. Please read this prospectus and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When invested in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.
THE FUNDS
The Annuity offers a variety of Variable Investment Options, each a Sub-account of the PRIAC Variable Contract Account A, that invest in an underlying mutual fund portfolio. Currently, each Sub-account invests in one of the following portfolios of the Advanced Series Trust: AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio. The Sub-account that invests in the AST Academic Strategies Asset Allocation Portfolio is closed to new investments.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments.
TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY II
To learn more about the Prudential Retirement Security Annuity II, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-145632). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity II SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-accounts available under the Annuity, and do not purport to describe every investment option available to you under your IRA.
For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(i)

(ii)

PART I – SUMMARY
PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS
This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Prudential IncomeFlex Select Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Select Benefit” in Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value and (b) the highest Contract Value attained on each Birthday, until the earlier of the Lock-In Date or you attain (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?” Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Individual Retirement Account: Individual Retirement Account (“IRA”) within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Prudential IncomeFlex Select Spousal Benefit).
Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
Prudential IncomeFlex Select Benefit or IncomeFlex Select Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Prudential IncomeFlex Select Spousal Benefit or Spousal Benefit: An optional version of the Prudential IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service

Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment: The amount of money you pay us to purchase the Contract. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Roll-Up Value: For purposes of determining the Protected Income Base, your initial Purchase Payment, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until you attain (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 5, “What Is The Prudential IncomeFlex Select Benefit?” We may refer to this value as “Guaranteed Income Growth Value” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each Birthday following the Lock-In Date.
Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity II. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.
For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?” The current individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES
	Current	Maximum
Transfer Fee [1]
(Each transfer after 12 in a contract year)	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2]
(As a Percentage of Contract Value)	0% to 3.5%

1	Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.

2	For additional information see Taxes Attributable to Premium in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [3]	$0	$150

Maximum Insurance And Administrative Expenses With The Indicated Benefit
(As a percentage of daily net assets of the Sub-accounts)
	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Maximum Charge	Current Charge	Maximum Charge	Current Charge
Insurance and Administrative Charge	1.60%	0.50%	1.60%	0.50%
Base IncomeFlex Select Benefit	1.45%	0.95%
Total Annual Charge with Base IncomeFlex Select Benefit [4]	3.05%	1.45%
Optional IncomeFlex Select Spousal Benefit [5]			2.05%	1.45%
Total Annual Charge with Optional IncomeFlex Select Spousal Benefit [6]			3.65%	1.95%

3	Currently, this fee is zero. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.

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The total annual charge with the base IncomeFlex Select Benefit is the sum of the insurance and administrative charge plus the charge for the base IncomeFlex Select Benefit. Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. These types of payments are sometimes referred to within the industry as “revenue sharing” payments.

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The total current charge for the optional Spousal Benefit is 1.45%, which reflects an additional 0.50% charge over the base IncomeFlex Select Benefit charge. As shown in the table, we can increase the charge for the optional Spousal Benefit to 2.05%, which would reflect an additional charge of 0.60% over the base IncomeFlex Select Benefit charge, but we have no current intention to do so. Any increase in this charge would have applied only to new Purchase Payments (when they were still allowed) and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

6	The total annual charge with the optional Spousal Benefit is the sum of the insurance and administrative charge plus the charge for the optional Spousal Benefit.

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees and other expenses) charged by the underlying mutual funds that you will pay during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in that fund’s prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2017. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity II Contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	0.94%	1.43%

*
This maximum reflects the operating expense of the AST Academic Strategies Asset Allocation Portfolio. The Sub-account investing in this portfolio is closed to new investments. If this portfolio were not reflected, then the maximum stated would be 0.95%.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.02%	0.11%	0.04%	0.00%	0.62%	1.43%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.
The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.
Example 1: Base Single Life Prudential IncomeFlex Select Benefit
This example assumes that:

▪	You invest $10,000 in Prudential Retirement Security Annuity II;

▪	You have the base Prudential IncomeFlex Select Benefit;

▪	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

▪	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;

▪	Your investment has a 5% return each year;

▪	No tax charge applies;

▪	The mutual fund’s total operating expenses remain the same each year; and

▪	No reduction for fee waivers or expense reimbursements.
Example 2: Optional Prudential IncomeFlex Select Spousal Benefit
This example assumes that:

▪	You invest $10,000 in Prudential Retirement Security Annuity II;

▪	You choose the optional Prudential IncomeFlex Select Spousal Benefit;

▪	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

▪	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;

▪	Your investment has a 5% return each year;

▪	No tax charge applies;

▪	The mutual fund’s total operating expenses remain the same each year; and

▪	No reduction for fee waivers or expense reimbursements.
THE EXPENSES IN THESE EXAMPLES DO NOT VARY WHETHER YOU SURRENDER THE ANNUITY, DO NOT SURRENDER THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.
Your actual costs may be higher or lower, but below are examples of what your costs would be based on the above assumptions.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. When the Annuity was being offered, the initial Purchase Payment for this Contract was $20,000.

EXPENSES WITH BASE SINGLE LIFE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
EXAMPLE 1
1 yr	3 yrs	5 yrs	10 yrs
$449	$1,355	$2,269	$4,598

EXPENSES WITH OPTIONAL PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT
EXAMPLE 2
1 yr	3 yrs	5 yrs	10 yrs
$508	$1,522	$2,535	$5,060
THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II?”

FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Accumulation Unit Values have been included at the end of this prospectus.

SUMMARY FOR SECTIONS 1 – 10
For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity II, including all state-specific variations of the Contract.
SECTION 1: What Is The Prudential Retirement Security Annuity II?
The Prudential Retirement Security Annuity II is a Contract between you, the Owner, and us, the Company. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.
The Variable Investment Options available under the Contract offer the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease in value.
You can invest your money in any or all of the available Variable Investment Options. With certain restrictions, you may also transfer assets among the Variable Investment Options.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Select Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.
SECTION 2: What Investment Options Can I Choose?
You can invest your money in one or more of three Variable Investment Options. A brief description of each portfolio’s investment objective and key policies is set forth in Section 2.
Depending upon market conditions, you may earn or lose money in any of these options. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options you choose. Past performance is not a guarantee of future results.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments.
SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Note that during the Accumulation Phase, the Prudential IncomeFlex Select Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

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SECTION 4: What Is The Death Benefit?
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the Prudential IncomeFlex Select Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
SECTION 5: What Is The Prudential IncomeFlex Select Benefit?
The Prudential IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The Prudential IncomeFlex Select Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. For additional information about the fees for the Prudential IncomeFlex Select Benefit, see “Summary of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”
SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity II?
Effective June 2, 2014, the Annuity was closed. No new or additional Purchase Payments are permitted.
The Contract was available only to fund IRAs qualifying for favorable tax treatment under the Code. You may have been able to purchase this Contract, unless we had agreed otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000.
Prior approval was required for any initial and additional Purchase Payment of $1 million or more, unless we were prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code, you were able to make additional Purchase Payments at any time during the Accumulation Phase of the Contract.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
We required that you were at least age 50 and not older than age 85 as of the Contract Date.
This Contract was issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must have been issued to a custodial account established as an IRA.
SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity II?
The Contract has insurance features and investment features, and there are costs related to each.

▪	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. Currently, we do not impose this fee.

▪
Insurance and Administrative Charge: For insurance and administrative costs, we deduct a daily charge, based on thedaily value of all assets allocated to the Variable Investment Options, of up to an annual rate of 1.60%. This charge is currently 0.50%.

▪
Prudential IncomeFlex Select Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Select Benefit. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the unit value of the Variable Investment Options. The daily cost is equivalent to an annual charge of:

▪	Up to 1.45% with the base Prudential IncomeFlex Select Benefit. This charge is currently 0.95%; or

▪	Up to 2.05% if you choose the optional Prudential IncomeFlex Select Spousal Benefit. This charge is currently 1.45%.

▪
Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For 2017, the fees for these funds ranged from 0.94% to 1.43%, annually. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”
SECTION 8: How Can I Access My Money?
You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.
This Contract provides an insurance benefit, called the Prudential IncomeFlex Select Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value, provided certain conditions

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are met. You are not required to withdraw these guaranteed amounts. Withdrawing more than the allowable amounts will permanently reduce your guaranteed benefits as described in Part 5, "Withdrawals Under The Prudential IncomeFlex Target Benefit."
SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?
This Contract is offered to fund certain IRAs.
Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA.
Generally, all amounts withdrawn from IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2. Currently, this Contract is not available to fund Roth IRAs.
The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.
SECTION 10: Other Information
This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

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PART II SECTIONS 1 – 10
PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS
1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II?
The Prudential Retirement Security Annuity II is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity II, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What is the Prudential IncomeFlex Select Benefit?” for further details. These withdrawals are different than Annuity Payments.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Annuity contracts generally benefit from Tax Deferral when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity was exclusively offered to fund IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not have purchased this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before having purchased this Annuity, you should have considered whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should have considered the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.
The Prudential Retirement Security Annuity II is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
As the individual for whom the IRA, which owns the Contract, has been established, you generally have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Prudential IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select Benefit?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Contract gives you the choice of allocating your Purchase Payments to any of three Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio, of the Advanced Series Trust (“AST”), as Variable Investment Options. Those Variable Investment Options are included in other variable annuity contracts offering certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying AST portfolios that are available with your Contract. These asset flows could adversely impact the underlying AST portfolios, including their risk profile, expenses and performance. Because transfers to and from the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the underlying AST portfolios in the Contract could experience the following effects, among others:

(a)
a portfolio’s investment performance could be adversely affected by requiring a sub-adviser to purchase and sell securities at inopportune times or by otherwise limiting the sub-adviser’s ability to fully implement the portfolio’s investment strategy;

(b)
the sub-adviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

The efficient operation of the asset flows among AST portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to any of the AST portfolios available under the Contract, you should consider the potential effects on the portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to this Contract.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments.
VARIABLE INVESTMENT OPTIONS
The following chart classifies each of the portfolios based on their investment style (as of the date of this prospectus). The chart also lists each portfolio’s investment objective and a short, summary description of their investment policies. There is no guarantee that any portfolio will meet its investment objective and you could lose money. The names of the advisers and sub-adviser(s) for each portfolio appear next to the description.
This Contract offers only portfolios co-managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of PRIAC (“Affiliated Portfolios”). PRIAC and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which could be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we arguably have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with PRIAC. In general, we also have an incentive to offer portfolios managed by certain sub-advisers, either because the sub-adviser is a Prudential Company or because the sub-adviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under

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the Contract. Allocations made to all Affiliated Portfolios benefit us financially. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.
A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/ SUB-ADVISERS
ASSET ALLOCATION	THE SUB-ACCOUNT INVESTING IN THIS PORTFOLIO IS CLOSED TO NEW INVESTMENTS. AST Academic Strategies Asset Allocation Portfolio: seeks long-term capital appreciation.
ADVISERS:

AST Investment Services, Inc.;
PGIM Investments LLC

SUB-ADVISERS:

AlphaSimplex Group, LLC;
AQR Capital Management, LLC; CoreCommodity
Management, LLC;
First Quadrant, L.P.;
Jennison Associates LLC;
Morgan Stanley Investment Management Inc.;
Pacific Investment Management Company, LLC;
Quantitative Management Associates LLC;
Western Asset Management Company/Western Asset
Management Company Limited

ASSET ALLOCATION	AST Balanced Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC
ASSET ALLOCATION	AST Capital Growth Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC
ASSET ALLOCATION	AST Preservation Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC
PAYMENTS MADE TO PRIAC
Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of up to 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. These types of payments are sometimes referred to within the industry as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information). Furthermore, there is additional compensation on assets invested

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in Prudential’s proprietary underlying funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.
As noted previously in the Underlying Mutual Fund Portfolio Annual Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
TRANSFERS AMONG OPTIONS
Subject to certain restrictions, you can transfer money among the available Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year, among the investment options, without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.

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We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

▪	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.

▪
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

▪
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding funds. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, PRIAC votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.

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The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable AST portfolio. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying funds.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?
(ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

▪	2% Interest

▪	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)

▪	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?
The Death Benefit feature delivers the Contract Value to the Beneficiary.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.
The optional Prudential IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly. Due proof of death should be submitted to the Designated Record Keeper.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below:
Choice 1. Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2. The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the Code.
Choice 3. Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not

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been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
Any portion of the Death Benefit not applied under Choice 3 must be paid by the December 31st of the calendar year that contains the fifth anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT?
The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse.
The base Prudential IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Prudential IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
The Prudential IncomeFlex Select Benefit is subject to certain restrictions described below.
This section continues with a description of the basic elements of the Prudential IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Select Benefit.
PROTECTED INCOME BASE
The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.
ROLL-UP VALUE
The Roll-Up Value equals your initial Purchase Payment growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date you attain (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after you attain (or would have attained) age 70 and before the Lock-In Date.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Roll-Up Value

■ Contract Value:	$100,000
■ Withdrawal:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Roll-Up Value:	$120,000
■ Roll-Up Value reduced by 10%, or	$12,000
■ Adjusted Roll-Up Value:	$108,000

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HIGHEST BIRTHDAY VALUE
The Highest Birthday Value equals the highest Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each Birthday, until the earlier of the date you attain (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $ 100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. Before having purchased the Contract, you should have considered the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
LOCK-IN DATE
Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-In Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:

▪
During the Withdrawal Period you locked in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

▪
If the Purchase Payment was made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (“an Excess Withdrawal”), then the increase would not have applied until the next Withdrawal Period. In other words,

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once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made.
Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional Prudential IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.

Example –  Calculation of Annual Guaranteed Withdrawal Amount – Owner Age 65+

Your age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Owner Not Age 65

Your age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT
With the optional Prudential IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?”
Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.
There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.

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After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse. Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. Prior to that date, you (during your lifetime) and your surviving spouse (after your death) were able to make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse would have increased the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Not Age 65

Your age:	66
Spouse age:	64
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT – DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)
If you purchase this Contract and die before the Lock-In Date, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Select Benefit to the extent permitted by the Code and subject to the following conditions:

▪	Your Birthday (not the birthday of your surviving spouse) will be used to determine:

▪	the Roll-Up and Highest Birthday Values under this Contract;

▪	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;

▪	the availability and amount of Step-Ups.

▪
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.

▪
The charge for the base Prudential IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.

▪
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
The Prudential IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The Prudential IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit..
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required

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Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 13, 2016 through May 12, 2017
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 15, 2016 (date of first withdrawal)	$160,000
Contract Value on July 15, 2016 (date of second withdrawal)	$150,000
Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 15, 2016, then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $1,000 is withdrawn on July 15, 2016, then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 15, 2016, then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July 15, 2016, then the following values would result:

▪	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

▪	Contract Value immediately prior to Excess Withdrawal = $150,000 (July 17 Contract Value) – $1,000 (guaranteed portion of July 15 withdrawal) = $149,000

▪	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86

▪	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the Prudential IncomeFlex Select Benefit on the RMD Calculation Date.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example – Treatment of Withdrawals Related to Required Minimum Distributions

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Withdrawal Period	May 13, 2016 through May 12, 2017
Contract Value on April 13, 2016	$160,000
Contract Value on May 13, 2016	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2016)
RMD Value	$4,000	(for calendar year 2016)
Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 13, 2016, then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	Contract Value = $160,000 – $14,000 = $146,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 13, 2016, then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Contract Value = $146,000 – $10,000 = $136,000
Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 13, 2016, then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	$6,000 counts as an Excess Withdrawal

▪	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04

▪	Contract Value = $160,000 – $20,000 = $140,000
STEP-UP – INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before your Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value. With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.
The Step-Up will occur automatically unless the charge for the Prudential IncomeFlex Select Benefit has increased.
If we have increased the charges for the Prudential IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your Prudential IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in Prudential IncomeFlex charges would be subject to the maximum charge limit set forth in the Summary of Contract Charges and Expenses. If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.

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Example –  Step-Up Calculation

Birthday	May 14
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 13, 2016	$100,000
Guaranteed Withdrawal Percentage	5%

▪	Step-Up Value = $100,000 × 5% = $5,000

▪	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
BENEFITS UNDER THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT

▪
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.

▪
When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.

OTHER IMPORTANT CONSIDERATIONS

▪
Withdrawals made while the Prudential IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.

▪
The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

▪
We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

▪
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

▪
Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD
You may terminate the Prudential IncomeFlex Select Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The Prudential IncomeFlex Select Benefit terminates:

▪	upon your surrender of the Contract;

▪	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);

▪	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Prudential IncomeFlex Select Spousal Benefit; or

▪	upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the Prudential IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Select Benefit

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by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future. Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
Currently, if you terminate the Prudential IncomeFlex Select Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II?
PURCHASE PAYMENTS
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. The initial Purchase Payment is the amount of money you gave us to purchase the Contract. Unless we agreed otherwise and subject to our rules, the minimum initial Purchase Payment was $20,000. You must have obtained our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we were prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserved the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments was done on a non-discriminatory basis. With some restrictions, you were able to make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
AGE RESTRICTIONS
Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.
ALLOCATION OF PURCHASE PAYMENTS
Effective June 2, 2014, the Annuity was closed to new and additional Purchase Payments. Prior to that date, when you purchased a Contract and when you made an additional Purchase Payment, we allocated your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
When you made an additional Purchase Payment, we allocated it in the same way as your most recent Purchase Payment unless you told us otherwise.
We allocated your initial Purchase Payment to the Separate Account within two (2) Business Days after we received the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it was not received in Good Order, we either returned the Purchase Payment immediately, or retained it, generally for no more than two (2) Business Days, but not to have exceeded five (5) Business Days, while we tried to reach you to obtain the necessary information. If we were unable to do so successfully, we returned the Purchase Payment to you within five (5) Business Days. Once we obtained the required information, we invested the Purchase Payment and issued the Contract within two (2) Business Days. With respect to your initial Purchase Payment that may have been pending investment in the Separate Account, we may have held the amount temporarily in a suspense account, and may have earned interest on such amount. You would not have been credited with interest during that period.
At our discretion, we may have given initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would have been governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;

2)	Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and

3)	Dividing this amount by the number of outstanding Accumulation Units.

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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
INSURANCE AND ADMINISTRATIVE CHARGES
Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The current insurance and administrative charge equals, on an annual basis 0.50% of the daily value of the Contract. We have the right to increase this charge up to 1.60%, but we have no current intention to do so. We will give you written notice before increasing this charge.
PRUDENTIAL INCOMEFLEX SELECT BENEFIT CHARGES
In addition to the current insurance and administrative charge, we make a daily deduction for the charges associated with the Prudential IncomeFlex Select Benefit. The charge for the optional Prudential IncomeFlex Select Spousal Benefit is in addition to the charge for the base Prudential IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base Prudential IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional Prudential IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.95%. We have the right to increase the optional Prudential IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would have applied only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 5, “What Is The Prudential IncomeFlex Select Benefit?” Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted.
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.
ANNUAL CONTRACT FEE
We may impose a fee of up to $150 per year for administrative expenses. The current annual contract fee is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted proportionately from each of the Contract’s Variable Investment Options.

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TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For 2017, without regard to expense caps, the fees and operating expenses of these funds ranged from 0.94% to 1.43% annually.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectuses for the funds.

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8: HOW CAN I ACCESS MY MONEY?
You can access your money by:

▪	Making a withdrawal (either partial or complete); or

▪	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9.
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9.
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

▪	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

▪	Trading on the New York Stock Exchange is restricted;

▪	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or

▪	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner. This Contract may be purchased by custodial IRAs, which can hold other permissible assets other than the Annuity. This Contract is currently not available for Roth IRAs or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored retirement plans.
Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” for seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Prudential Retirement Security Annuity II?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers. For 2018, the limit is $5,500. The contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. This Contract is no longer available for purchase and no additional contributions are permitted for existing contracts.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer.Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. Beginning January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. For rollovers prior to 2015, an individual was able to make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.

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Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Distributions. Usually, the full amount of any distribution from an IRA or qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% “early distribution penalty”;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1st of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment from the IRA or qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the Prudential IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by with-drawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse. Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If you die after a designated Beneficiary has been named, the Death Benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the Death Benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

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If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or qualified plan before you attain age 59 1/2.
Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59 1/2 or die;

▪	the amount received is attributable to your becoming disabled; or

▪
the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

▪	For all other distributions, we will withhold at a 10% rate.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.
If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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10: OTHER INFORMATION
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)
PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).
The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.
THE SEPARATE ACCOUNT
We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.
SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (“PIMS”), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC, affiliates of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information which is available upon request.

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To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any

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fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East, Mumbai Maharashtra, India 400063.
ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
STATEMENT OF ADDITIONAL INFORMATION
Contents:

▪	Company

▪	Experts

▪	Services

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Determination of Accumulation Unit Values

▪	Cyber Security Risks

▪	Federal Tax Status

▪	Financial Statements
HOW TO CONTACT US
You can contact the Prudential Retirement Service Center by:

▪
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

▪
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

▪	accessing information via our internet website at www.prudential.com/online/retirement.
You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification

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methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

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Prudential Retirement Security Annuity II
ACCUMULATION UNIT VALUES: Fee Rate of 1.45%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.39	$6.98	40
01/01/2009 to 12/31/2009	$6.98	$8.55	9
01/01/2010 to 12/31/2010	$8.55	$9.44	51
01/01/2011 to 12/31/2011	$9.44	$9.06	48
01/01/2012 to 12/31/2012	$9.06	$10.05	46
01/01/2013 to 12/31/2013	$10.05	$10.89	46
01/01/2014 to 12/31/2014	$10.89	$11.14	45
01/01/2015 to 12/31/2015	$11.14	$10.63	45
01/01/2016 to 12/31/2016	$10.63	$11.14	45
01/01/2017 to 12/31/2017	$11.14	$12.36	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.41	$7.31	806
01/01/2009 to 12/31/2009	$7.31	$8.89	1,087
01/01/2010 to 12/31/2010	$8.89	$9.84	1,307
01/01/2011 to 12/31/2011	$9.84	$9.58	1,279
01/01/2012 to 12/31/2012	$9.58	$10.62	1,103
01/01/2013 to 12/31/2013	$10.62	$12.31	1,020
01/01/2014 to 12/31/2014	$12.31	$12.92	866
01/01/2015 to 12/31/2015	$12.92	$12.80	726
01/01/2016 to 12/31/2016	$12.80	$13.41	626
01/01/2017 to 12/31/2017	$13.41	$15.19	593
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.38	$6.66	147
01/01/2009 to 12/31/2009	$6.66	$8.22	336
01/01/2010 to 12/31/2010	$8.22	$9.19	547
01/01/2011 to 12/31/2011	$9.19	$8.84	519
01/01/2012 to 12/31/2012	$8.84	$9.90	476
01/01/2013 to 12/31/2013	$9.90	$11.98	458
01/01/2014 to 12/31/2014	$11.98	$12.63	411
01/01/2015 to 12/31/2015	$12.63	$12.51	357
01/01/2016 to 12/31/2016	$12.51	$13.18	331
01/01/2017 to 12/31/2017	$13.18	$15.31	336
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.45	$8.29	235
01/01/2009 to 12/31/2009	$8.29	$9.81	376
01/01/2010 to 12/31/2010	$9.81	$10.69	430
01/01/2011 to 12/31/2011	$10.69	$10.64	437
01/01/2012 to 12/31/2012	$10.64	$11.57	399
01/01/2013 to 12/31/2013	$11.57	$12.46	386
01/01/2014 to 12/31/2014	$12.46	$12.99	324
01/01/2015 to 12/31/2015	$12.99	$12.82	301
01/01/2016 to 12/31/2016	$12.82	$13.33	285
01/01/2017 to 12/31/2017	$13.33	$14.47	188

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Prudential Retirement Security Annuity II
ACCUMULATION UNIT VALUES: Fee Rate of 1.95%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.35	$6.92	0
01/01/2009 to 12/31/2009	$6.92	$8.44	0
01/01/2010 to 12/31/2010	$8.44	$9.27	0
01/01/2011 to 12/31/2011	$9.27	$8.85	0
01/01/2012 to 12/31/2012	$8.85	$9.77	0
01/01/2013 to 12/31/2013	$9.77	$10.53	0
01/01/2014 to 12/31/2014	$10.53	$10.72	0
01/01/2015 to 12/31/2015	$10.72	$10.18	0
01/01/2016 to 12/31/2016	$10.18	$10.61	0
01/01/2017 to 12/31/2017	$10.61	$11.72	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.37	$7.25	32
01/01/2009 to 12/31/2009	$7.25	$8.77	27
01/01/2010 to 12/31/2010	$8.77	$9.66	46
01/01/2011 to 12/31/2011	$9.66	$9.36	35
01/01/2012 to 12/31/2012	$9.36	$10.32	75
01/01/2013 to 12/31/2013	$10.32	$11.91	130
01/01/2014 to 12/31/2014	$11.91	$12.44	121
01/01/2015 to 12/31/2015	$12.44	$12.25	70
01/01/2016 to 12/31/2016	$12.25	$12.78	66
01/01/2017 to 12/31/2017	$12.78	$14.40	63
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.34	$6.60	0
01/01/2009 to 12/31/2009	$6.60	$8.11	0
01/01/2010 to 12/31/2010	$8.11	$9.02	0
01/01/2011 to 12/31/2011	$9.02	$8.63	0
01/01/2012 to 12/31/2012	$8.63	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$11.58	20
01/01/2014 to 12/31/2014	$11.58	$12.15	20
01/01/2015 to 12/31/2015	$12.15	$11.98	20
01/01/2016 to 12/31/2016	$11.98	$12.55	20
01/01/2017 to 12/31/2017	$12.55	$14.51	0
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.41	$8.22	16
01/01/2009 to 12/31/2009	$8.22	$9.68	52
01/01/2010 to 12/31/2010	$9.68	$10.49	50
01/01/2011 to 12/31/2011	$10.49	$10.39	48
01/01/2012 to 12/31/2012	$10.39	$11.25	49
01/01/2013 to 12/31/2013	$11.25	$12.05	47
01/01/2014 to 12/31/2014	$12.05	$12.50	45
01/01/2015 to 12/31/2015	$12.50	$12.27	42
01/01/2016 to 12/31/2016	$12.27	$12.70	27
01/01/2017 to 12/31/2017	$12.70	$13.72	38

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102

MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

Prudential Retirement
30 Scranton Office Park
Scranton, PA 18507

© 2018 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2018
SS-IFX-RO-PROSP	NS03075

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2018
PRIAC VARIABLE CONTRACT ACCOUNT A
PRUDENTIAL RETIREMENT SECURITY ANNUITY II
The Prudential Retirement Security Annuity II (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”). Effective June 2, 2014, the Annuity was closed; no new or additional Purchase Payments are permitted. The Contract was purchased by making an initial purchase payment of $20,000 or more. With some restrictions, you could have made additional purchase payments by means other than electronic funds transfer of no less than $50 at any time during the Accumulation Phase.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity II prospectus, dated May 1, 2018. To obtain a copy of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507

Telephone: (860) 534-2000	Telephone: (877) 778-2100
Prudential IncomeFlex Select® is a registered trademark of The Prudential Insurance Company of America.

COMPANY
PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

EXPERTS
The consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2017 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offered the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract could be lawfully sold. It may have also offered the Contract through licensed insurance brokers and agents provided clearances to do so were obtained in any jurisdiction where such clearances were necessary.
During 2017, 2016, and 2015, no payments were made to PIMS for its services as principal underwriter.
PIMS may have paid commissions to broker-dealers that sold the Contract according to one or more schedules, and also may have paid non-cash compensation. In addition, PIMS may have paid trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
Effective June 2, 2014, this Contract was closed to new sales and all additional or subsequent Purchase Payments.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•
Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

There are no firms (or affiliated broker-dealers) as of December 31, 2017, that we are aware received payment with respect to this group annuity during 2017 (or as to which a payment was accrued during 2017).

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each Sub-account will be determined by multiplying the value of a unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

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CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact the Company and Contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this

4

uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1⁄2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS
The financial statements for PRIAC should be distinguished from the financial statements of the Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.

5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$8,348,867	$296,332	$14,180,450	$4,526,549	$30,975,538	$57,819,941
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	6	(1)	9	6	10	(7,143)
Net Assets	$8,348,873	$296,331	$14,180,459	$4,526,555	$30,975,548	$57,812,798

NET ASSETS, representing:
Equity of Participants	$8,348,873	$296,331	$14,180,459	$4,526,555	$30,975,548	$57,812,798
Equity of the Prudential Retirement
Insurance and Annuity Company	—	—	—	—	—	—
	$8,348,873	$296,331	$14,180,459	$4,526,555	$30,975,548	$57,812,798

Units outstanding	546,261	23,969	941,930	314,747	1,626,721	3,752,019

Portfolio shares held	439,877	19,599	786,056	279,417	1,944,478	1,665,321
Portfolio net asset value per share	$18.98	$15.12	$18.04	$16.20	$15.93	$34.72
Investment in portfolio shares, at cost	$3,553,521	$181,678	$6,477,519	$2,439,256	$27,770,646	$44,874,086

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$396,832	$1,078,321

EXPENSES
Charges for mortality and expense risk, and for
administration	123,378	6,310	211,452	72,679	370,912	687,238

NET INVESTMENT INCOME (LOSS)	(123,378)	(6,310)	(211,452)	(72,679)	25,920	391,083

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,293,344	—
Net realized gain (loss) on shares redeemed	279,617	141,337	867,616	603,292	(13,574)	17,321
Net change in unrealized gain (loss) on
investments	1,098,192	(91,249)	1,073,778	(124,906)	1,856,818	5,619,534

NET GAIN (LOSS) ON INVESTMENTS	1,377,809	50,088	1,941,394	478,386	3,136,588	5,636,855

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,254,431	$43,778	$1,729,942	$405,707	$3,162,508	$6,027,938

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2017

SUBACCOUNT
Prudential 60/40 Allocation Fund (Class R6)
ASSETS
Investment in the portfolios, at fair value	$3,150
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	—
Net Assets	$3,150

NET ASSETS, representing:
Equity of Participants	$—
Equity of the Prudential Retirement
Insurance and Annuity Company	3,150
$3,150

Units outstanding	300

Portfolio shares held	302
Portfolio net asset value per share	$10.44
Investment in portfolio shares, at cost	$3,046

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

SUBACCOUNT
Prudential 60/40 Allocation Fund (Class R6)
9/29/2017*
to
12/31/2017
INVESTMENT INCOME
Dividend income	$46

EXPENSES
Charges for mortality and expense risk, and for
administration	—

NET INVESTMENT INCOME (LOSS)	46

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized gain (loss) on
investments	104

NET GAIN (LOSS) ON INVESTMENTS	104

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$150

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(123,378)	$(6,310)	$(211,452)	$(72,679)	$25,920	$391,083
Capital gains distributions received	—	—	—	—	1,293,344	—
Net realized gain (loss) on shares redeemed	279,617	141,337	867,616	603,292	(13,574)	17,321
Net change in unrealized gain (loss) on
investments	1,098,192	(91,249)	1,073,778	(124,906)	1,856,818	5,619,534

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,254,431	43,778	1,729,942	405,707	3,162,508	6,027,938

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,617	—	—	829	7,932,688	12,292,850
Participant loans	—	—	—	—	(29,542)	—
Participant loan repayments and interest	—	—	—	—	34,580	—
Surrenders, withdrawals and death benefits	(1,184,550)	(514,073)	(2,019,564)	(1,528,508)	(2,425,927)	(5,687,484)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	413,411	—
Other charges	(100)	—	(256)	(94)	(4,499)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(902,033)	(514,073)	(2,019,820)	(1,527,773)	5,920,711	6,605,366

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	352,398	(470,295)	(289,878)	(1,122,066)	9,083,219	12,633,304

NET ASSETS
Beginning of period	7,996,475	766,626	14,470,337	5,648,621	21,892,329	45,179,494
End of period	$8,348,873	$296,331	$14,180,459	$4,526,555	$30,975,548	$57,812,798

Beginning units	608,233	68,811	1,085,611	424,930	1,294,247	3,292,134
Units issued	30,376	—	—	20,465	475,634	661,149
Units redeemed	(92,348)	(44,842)	(143,681)	(130,648)	(143,160)	(201,264)
Ending units	546,261	23,969	941,930	314,747	1,626,721	3,752,019

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

SUBACCOUNT
Prudential 60/40 Allocation Fund (Class R6)
9/29/2017*
to
12/31/2017

OPERATIONS
Net investment income (loss)	$46
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized gain (loss) on
investments	104

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	150

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—
Participant loans	—
Participant loan repayments and interest	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Other charges	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	3,000

TOTAL INCREASE (DECREASE) IN NET
ASSETS	3,150

NET ASSETS
Beginning of period	—
End of period	$3,150

Beginning units	—
Units issued	300
Units redeemed	—
Ending units	300

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(114,820)	$(10,764)	$(229,926)	$(85,042)	$35,271	$322,147
Capital gains distributions received	—	—	—	—	680,731	—
Net realized gain (loss) on shares redeemed	41,673	2,133	322,164	101,119	(188,483)	(40,910)
Net change in unrealized gain (loss) on
investments	492,971	43,796	645,738	215,042	823,315	2,553,825

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	419,824	35,165	737,976	231,119	1,350,834	2,835,062

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	446,398	—	2,347,736	305,802	5,494,470	11,839,722
Participant loans	—	—	—	—	(5,860)	—
Participant loan repayments and interest	—	—	—	—	60,167	—
Surrenders, withdrawals and death benefits	(536,576)	—	(2,925,133)	(570,011)	(2,953,675)	(3,756,882)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(359,610)	—
Other charges	(125)	—	(206)	(169)	(3,194)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(90,303)	—	(577,603)	(264,378)	2,232,298	8,082,840

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—	(10,154)

TOTAL INCREASE (DECREASE) IN NET
ASSETS	329,521	35,165	160,373	(33,259)	3,583,132	10,907,748

NET ASSETS
Beginning of period	7,666,954	731,461	14,309,964	5,681,880	18,309,197	34,271,746
End of period	$7,996,475	$766,626	$14,470,337	$5,648,621	$21,892,329	$45,179,494

Beginning units	613,552	68,811	1,120,997	445,020	1,152,645	2,671,183
Units issued	45,738	—	235,155	24,215	350,769	803,747
Units redeemed	(51,057)	—	(270,541)	(44,305)	(209,167)	(182,796)
Ending units	608,233	68,811	1,085,611	424,930	1,294,247	3,292,134

The accompanying notes are an integral part of these financial statements.
A5

NOTES TO FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
December 31, 2017

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company ("PRIAC"). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account
(individually a “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity I ("PRSA")	Prudential Retirement Security Annuity IV ("PRSA IV")
Prudential Retirement Security Annuity II ("PRSA II")	Prudential Retirement Security Annuity V ("PRSA V")
Prudential Retirement Security Annuity III ("PRSA III")	Prudential Retirement Security Annuity VI ("PRSA VI")

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with Contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually a “Contract Owner” and collectively, the “Contract Owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract Owners may also make contributions to their retirement account.

The Contracts offer the option to invest in various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either the Advanced Series Trust, the Prudential Balanced Fund, the Vanguard Balanced Index Fund, or the Prudential 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio	Prudential Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	Prudential 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

There were no mergers during the period ended December 31, 2017.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The Prudential Balanced Fund and the Prudential 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC (formerly Prudential Investments LLC) ("PGIM Investments"). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under Contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and

A6

Note 2:	Significant Accounting Policies (continued)

reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurement

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3-Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A7

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2017 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$4,765	$1,030,177
AST Academic Strategies Asset Allocation Portfolio	—	520,383
AST Balanced Asset Allocation Portfolio	—	2,231,275
AST Preservation Asset Allocation Portfolio	1,444	1,601,903
Prudential Balanced Fund (Class Z)	8,101,694	2,551,896
Vanguard Balanced Index Fund (Institutional Shares)	9,305,152	3,380,045
Prudential 60/40 Allocation Fund (Class R6)	3,000	—

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust, the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Balanced Fund and the Prudential 60/40 Allocation Fund have entered into a management agreement with PGIM Investments, and the Advanced Series Trust has entered into an agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services, with respect to the Prudential Balanced Fund, the Prudential 60/40 Allocation Fund and each portfolio of the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Balanced Fund and the Prudential 60/40 Allocation Fund have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, pursuant to which PIMS acts as the distributor of each class of shares of the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund. Pursuant to distribution and service plans, the portfolio pays PIMS a distribution and service fee for each class of shares of the portfolio other than Class Z and Class R6.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for the Advanced Series Trust, the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund.

Certain charges and fees for the portfolios of the Advanced Series Trust, the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust, the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the portfolios of the Advanced Series Trust, the Prudential

A8

Note 6: Related Party Transactions (continued)

Balanced Fund and the Prudential 60/40 Allocation Fund in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Board of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights

PRIAC sells a number of retirement products that are funded by the Account. The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by PRIAC and funded by the Account. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as Contract Owners may not have selected all available options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2017	546	$14.51445	to	$15.31101	$8,349	0.00%	1.45%	to	1.95%	15.62%	to	16.20%
December 31, 2016	608	$12.55382	to	$13.17691	$7,996	0.00%	1.45%	to	1.95%	4.78%	to	5.30%
December 31, 2015	614	$11.98145	to	$12.51357	$7,667	0.00%	1.45%	to	1.95%	-1.41%	to	-0.91%
December 31, 2014	684	$12.15253	to	$12.62895	$8,623	0.00%	1.45%	to	1.95%	4.93%	to	5.45%
December 31, 2013	606	$11.58170	to	$11.97570	$7,248	0.00%	1.45%	to	1.95%	20.31%	to	20.91%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2017	24	$12.36292	to	$12.36292	$296	0.00%	1.45%	to	1.45%	10.97%	to	10.97%
December 31, 2016	69	$11.14103	to	$11.14103	$767	0.00%	1.45%	to	1.45%	4.81%	to	4.81%
December 31, 2015	69	$10.63000	to	$10.63000	$731	0.00%	1.45%	to	1.45%	-4.61%	to	-4.61%
December 31, 2014	69	$11.14391	to	$11.14391	$767	0.00%	1.45%	to	1.45%	2.32%	to	2.32%
December 31, 2013	70	$10.89080	to	$10.89080	$763	0.00%	1.45%	to	1.45%	8.39%	to	8.39%

	AST Balanced Asset Allocation Portfolio
December 31, 2017	942	$14.39708	to	$15.18720	$14,180	0.00%	1.45%	to	1.95%	12.69%	to	13.25%
December 31, 2016	1,086	$12.77566	to	$13.40976	$14,470	0.00%	1.45%	to	1.95%	4.25%	to	4.77%
December 31, 2015	1,121	$12.25491	to	$12.79918	$14,310	0.00%	1.45%	to	1.95%	-1.46%	to	-0.97%
December 31, 2014	1,320	$12.43702	to	$12.92458	$16,999	0.00%	1.45%	to	1.95%	4.46%	to	4.99%
December 31, 2013	1,416	$11.90548	to	$12.31050	$17,384	0.00%	1.45%	to	1.95%	15.38%	to	15.95%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	315	$13.71927	to	$14.47218	$4,527	0.00%	1.45%	to	1.95%	8.01%	to	8.55%
December 31, 2016	425	$12.70206	to	$13.33251	$5,649	0.00%	1.45%	to	1.95%	3.49%	to	4.01%
December 31, 2015	445	$12.27355	to	$12.81865	$5,682	0.00%	1.45%	to	1.95%	-1.79%	to	-1.30%
December 31, 2014	483	$12.49729	to	$12.98722	$6,255	0.00%	1.45%	to	1.95%	3.73%	to	4.25%
December 31, 2013	538	$12.04763	to	$12.45748	$6,676	0.00%	1.45%	to	1.95%	7.10%	to	7.64%

	Prudential Balanced Fund (Class Z)
December 31, 2017	1,627	$18.71261	to	$19.47847	$30,976	1.52%	1.15%	to	1.65%	12.49%	to	13.05%
December 31, 2016	1,294	$16.63532	to	$17.23003	$21,892	1.57%	1.15%	to	1.65%	6.35%	to	6.88%
December 31, 2015	1,153	$15.64182	to	$16.12044	$18,309	1.50%	1.15%	to	1.65%	-0.59%	to	-0.09%
December 31, 2014	1,027	$15.73504	to	$16.13562	$16,366	0.49%	1.15%	to	1.65%	8.13%	to	8.67%
December 31, 2013	3,653	$14.55184	to	$14.84787	$54,112	1.66%	1.15%	to	1.65%	16.84%	to	17.42%

A9

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2017	3,752	$11.73928	to	$15.46430		$57,813	2.08%	1.08%	to	1.40%	12.35%	to	12.64%
December 31, 2016	3,292	$10.15367	to	$13.76389		$45,179	2.21%	0.00%	to	1.40%	4.11%	to	7.65%
December 31, 2015	2,671	$9.68091	to	$12.82724	(2)	$34,272	2.08%	0.00%	to	1.40%	-3.19%	to	-0.88%	(2)
December 31, 2014	2,514	$12.94123	to	$12.94123		$32,540	2.06%	1.40%	to	1.40%	8.47%	to	8.47%
December 31, 2013	2,037	$11.93037	to	$11.93037		$24,299	2.04%	1.40%	to	1.40%	16.46%	to	16.46%

	Prudential 60/40 Allocation Fund (Class R6) (available September 29, 2017) (3)
December 31, 2017	0(1)	$10.50072	to	$10.50072		$3	1.50%	0.00%	to	0.00%	5.01%	to	5.01%

__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract Owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period.

(1) Amounts less than 1,000 units and/or $1000 in net assets.

(2)
In the December 31, 2015 financial statements, the highest unit value and total return for this subaccount were misstated. The highest unit value and total return in Note 7 to the December 31, 2015 financial statements were presented as $13.51944 and 0.52%, respectively. The unit value and return ratios, which were corrected in the December 31, 2016 financial statements, are shown in the table above. This misstatement had no impact on the subaccount’s statements of net assets, operations or changes in net assets. The misstatement is not considered material to the previously issued financial statements.

(3) All units are owned by Prudential and no expenses are charged.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for

A10

Note 7:	Financial Highlights (continued)

certain Contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge-The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. For the PRSA and PRSA II, each funded through the Account, the maximum insurance and administrative charge is currently 1.6%; currently 0.5% is being charged. For PRSA III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the PRSA IV, funded through the Account, the maximum insurance and administrative charge is currently 1.75% for Plan Type A and 1.5% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the PRSA V, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.12% is being charged. For the PRSA VI, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.075% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge-A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges-Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For PRSA III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%. Currently, 1% is being charged.

For the PRSA IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.5%. Currently, for Plan Type A 1% is being charged, for Plan Type B 1.15% is being charged.

For PRSA V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.8%; currently, 1.2% is being charged.

For PRSA VI, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%; currently, 1% is being charged.

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee-For PRSA and PRSA II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes-Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

A11

Note 7:	Financial Highlights (continued)

Participant Loan Charges-For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, the Designated Record Keeper charges a loan application fee, the greatest of which currently is $50, which is deducted from the Participant account at the time the loan is initiated. The Designated Record Keeper also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8:	Other

Contract Owner net payments-represent Contract Owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Participant loans-represent amounts borrowed by Contract Owners using the Contract as the security for the loan.

Participant loan repayments and interest-represent payments made by Contract Owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits-are payments to Contract Owners and beneficiaries made under the terms of the Contracts and amounts that Contract Owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options-are amounts that Contract Owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges-are various contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

Receivable from/(Payable to) the Prudential Retirement Insurance and Annuity Company-at times, PRIAC may owe an amount to or expect to receive an amount from the Account primarily related to processing Contract Owner payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to PRIAC. The receivable or payable does not have an effect on the Contract Owner’s account or the related unit value.

A12

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Prudential Retirement Insurance and Annuity Company and
the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of PRIAC Variable Contract Account A listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio (1)	Prudential Balanced Fund (Class Z) (1)
AST Academic Strategies Asset Allocation Portfolio (1)	Vanguard Balanced Index Fund (Institutional Shares) (1)
AST Balanced Asset Allocation Portfolio (1)	Prudential 60/40 Allocation Fund (Class R6) (2)
AST Preservation Asset Allocation Portfolio (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of net assets as of December 31, 2017, statements of operations and of changes in net assets for the period September 29, 2017 (commencement of operations) through December 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2018

We have served as the auditor of one or more of the subaccounts in PRIAC Variable Contract Account A since 2006.

A13

    PRUDENTIAL RETIREMENT INSURANCE
    AND ANNUITY COMPANY
    Consolidated Financial Statements and
    Report of Independent Auditors
    December 31, 2017 and 2016

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Index

Page Number
Report of Independent Auditors	1
Consolidated Statements of Financial Position	B2
Consolidated Statements of Operations	B3
Consolidated Statements of Comprehensive Income	B4
Consolidated Statements of Stockholder's Equity	B5
Consolidated Statements of Cash Flows	B6
Notes to Consolidated Financial Statements	8

Report of Independent Auditors

To the Board of Directors and Management of
Prudential Retirement Insurance and Annuity Company

We have audited the accompanying consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries, which comprise the consolidated statements of financial position as of December 31, 2017 and December 31, 2016, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company and its subsidiaries as of December 31, 2017 and December 31, 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 10 to the consolidated financial statements, the Company has entered into significant transactions with related parties. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers

April 19, 2018

1

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position
As of December 31, 2017 and 2016 (in thousands, except share amounts)

	December 31, 2017	December 31, 2016(1)
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017- $1,997,133; 2016- $2,004,701)	$2,086,826	$2,101,229
Trading account assets supporting insurance liabilities, at fair value	19,499,623	19,653,478
Other trading account assets, at fair value	20,628	7,856
Equity securities, available-for-sale, at fair value (cost: 2017-$1,000; 2016- $1,000)	1,204	1,013
Commercial mortgage and other loans	5,540,813	5,267,053
Other long-term investments	70,371	350,626
Short-term investments	46,200	13,749
Total investments	27,265,665	27,395,004
Cash and cash equivalents	4,131	59,096
Accrued investment income	170,397	179,079
Reinsurance recoverables	681,871	655,607
Value of business acquired	223,161	217,372
Goodwill	424,427	424,427
Income taxes	2,507	0
Other assets	432,159	394,176
Separate account assets	46,978,088	42,583,723
TOTAL ASSETS	$76,182,406	$71,908,484
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits	$818,940	$851,579
Policyholders' account balances	25,553,177	25,595,937
Reinsurance payables	681,864	655,600
Cash collateral for loaned securities	394,709	522,279
Income taxes	0	1,981
Other liabilities	222,148	300,824
Separate account liabilities	46,978,088	42,583,723
Total Liabilities	74,648,926	70,511,923
STOCKHOLDER'S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2017 and 2016)	2,500	2,500
Additional paid-in capital	1,212,937	1,211,924
Accumulated other comprehensive income (loss)	27,241	23,721
Retained earnings	290,802	158,416
Total Stockholder's Equity	1,533,480	1,396,561
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$76,182,406	$71,908,484

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

See Notes to Consolidated Financial Statements
B2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016(1)	2015(1)
REVENUES
Premiums	$509,179	$467,524	$432,675
Policy charges and fee income	178,389	162,249	143,266
Net investment income	941,091	979,091	974,799
Realized investment gains (losses), net	(103,249)	9,434	178,266
Asset management fees	310,971	293,532	309,995
Investment gains (losses) on trading account assets supporting insurance liabilities, net	116,952	(10,069)	(578,842)
Other income (loss)	13,672	(11,107)	2,866
Total revenues	1,967,005	1,890,654	1,463,025
BENEFITS AND EXPENSES
Interest credited to policyholders' account balances	688,361	708,196	241,134
Policyholders' benefits	531,447	487,577	463,042
Salaries and other employee expenses	184,363	160,186	175,749
Asset management fees	96,574	90,495	92,278
Amortization of VOBA and other intangible assets, net of interest	(640)	(13,600)	19,333
Other general and administrative expenses	314,398	305,604	299,226
Total general, administrative and other expenses	594,695	542,685	586,586
Total benefits and expenses	1,814,503	1,738,458	1,290,762
INCOME (LOSS) BEFORE INCOME TAXES	152,502	152,196	172,263
Income tax expense	20,116	16,884	16,503
NET INCOME (LOSS)	$132,386	$135,312	$155,760

(1)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

See Notes to Consolidated Financial Statements
B3

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016(1)	2015(1)
NET INCOME (LOSS)	$132,386	$135,312	$155,760
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(2,044)	21,808	(62,331)
Foreign currency translation adjustments for the period	(1)	9	(84)
Total	(2,045)	21,817	(62,415)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(5,565)	7,651	(21,861)
Other comprehensive income (loss), net of tax	3,520	14,166	(40,554)
COMPREHENSIVE INCOME (LOSS)	$135,906	$149,478	$115,206

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

See Notes to Consolidated Financial Statements
B4

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder's Equity
As previously reported - Balance, December 31, 2014	$2,500	$1,196,564	$12,708	$50,109	$1,261,881
Adjustment to 2014(1)			1,636		1,636
Revised balance, December 31, 2014	2,500	1,196,564	14,344	50,109	1,263,517
Dividend to parent			0		0
Return of capital to parent		0			0
Capital contributions from parent		1,014			1,014
Comprehensive income (loss):
Net income (loss)			155,760		155,760
Other comprehensive income (loss), net of tax				(40,554)	(40,554)
Total comprehensive income (loss)					115,206
Balance, December 31, 2015(1)	2,500	1,197,578	170,104	9,555	1,379,737
Dividend to parent			(147,000)		(147,000)
Return of capital to parent		0			0
Capital Contribution related to the Variable Annuities Recapture(2)		13,330			13,330
Capital contributions from parent		1,016			1,016
Comprehensive income (loss):
Net income (loss)			135,312		135,312
Other comprehensive income (loss), net of tax				14,166	14,166
Total comprehensive income (loss)					149,478
Balance, December 31, 2016(1)	2,500	1,211,924	158,416	23,721	1,396,561
Dividend to parent			0
Return of capital to parent		(90,000)			(90,000)
Capital contributions from parent		91,013			91,013
Comprehensive income (loss):
Net income (loss)			132,386		132,386
Other comprehensive income (loss), net of tax				3,520	3,520
Total comprehensive income (loss)					135,906
Balance, December 31, 2017	$2,500	$1,212,937	$290,802	$27,241	$1,533,480

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.
(2) See Note 1 for additional information.

See Notes to Consolidated Financial Statements
B5

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016(2)	2015(2)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$132,386	$135,312	$155,760
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities:
Realized investment (gains) losses, net	103,249	(9,434)	(178,266)
Policy charges and fee income	(119,105)	(119,351)	(116,889)
Interest credited to policyholders' account balances	688,361	708,196	241,134
Depreciation and amortization, including premiums and discounts	12,197	(16,941)	24,776
(Gains) losses on trading account assets supporting insurance liabilities, net	(115,848)	23,349	575,664
Change in:
Deferred policy acquisition costs	(6,635)	(1,511)	(6,018)
Future policy benefits	(36,839)	(57,081)	(69,033)
Other trading account assets	0	384	735
Income taxes	1,077	(28,080)	257
Due to/from parent and affiliates, net	17,434	(7,634)	(8,137)
Derivatives, net	84,921	(14,894)	45,214
Other, net	(55,230)	(12,767)	(2,376)
Cash flows from (used in) operating activities	705,968	599,548	662,821
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	461,213	270,099	472,081
Trading account assets supporting insurance liabilities and other trading account assets	37,605,256	30,547,686	8,821,280
Equity securities, available-for-sale	0	4,207	952
Commercial mortgage and other loans	771,084	826,459	774,760
Other long-term investments	7,664	7,927	19,209
Short-term investments	21,421	140,187	234,065
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(381,414)	(422,283)	(394,799)
Trading account assets supporting insurance liabilities and other trading account assets	(37,384,900)	(31,672,605)	(9,547,327)
Commercial mortgage and other loans	(1,015,080)	(768,848)	(1,226,276)
Other long-term investments	(4,505)	(2,823)	(11,567)
Short-term investments	(52,665)	(58,265)	(355,047)
Change in notes receivable	(3,636)	(45,141)	(13,343)
Derivatives, net	46,503	37,829	22,474
Other, net	1,052	57	(7)
Cash flows from (used in) investing activities	71,993	(1,135,514)	(1,203,545)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits	5,637,836	8,299,641	6,213,264
Policyholders' account withdrawals	(6,346,497)	(7,754,813)	(5,668,405)

See Notes to Consolidated Financial Statements
B6

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(127,570)	182,022	(66,134)
Dividend paid to parent	0	(147,000)	0
Return of capital paid to parent	(90,000)	0	0
Capital contributions from parent	91,013	1,016	1,014
Net change in financing arrangements (maturities of 90 days or less)	(25)	(66)	92
Cash flows from (used in) financing activities	(835,243)	580,800	479,831
Effect of foreign exchange rate changes on cash balance	2,317	(1,524)	10,985
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(54,965)	43,310	(49,908)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	59,096	15,786	65,694
CASH AND CASH EQUIVALENTS, END OF YEAR	$4,131	$59,096	$15,786
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$19,040	$44,965	$16,246
Interest paid	$290	$525	$269
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Assets received, excluding cash and cash equivalents	$0	$63,482	$0
Variable Annuities Recapture of reserves	$0	$63,482	$0
Non-cash income tax receivable	$0	$13,330	$0
Non-cash capital contribution	$0	$13,330	$0

(1)
Cash flows from investing and financing activities for the year ended December 31, 2016 exclude certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

(2)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

See Notes to Consolidated Financial Statements
B7

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.
Through March 31, 2016, the Company reinsured its guaranteed minimum withdrawal benefits associated with its annuity products to an affiliated company, Pruco Reinsurance Limited ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture," and is managing the risk of the guarantees within the Company.

As part of the Variable Annuities Recapture, the Company received invested assets of $63.5 million as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $47.2 million.  As a result of the recapture transaction, the Company recognized a gain of $16.3 million immediately.

In 2016, the Company's total investments increase includes non-cash activities of $63.5 million in derivative assets related to the Variable Annuities Recapture transaction with Pruco Re and current tax receivables of $13.3 million as contributed capital by Prudential Financial.
Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 19, 2018, the date these Consolidated Financial Statements were issued.
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 10. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired asset and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Revision to Prior Period Consolidated Financial Statements

During the preparation of the Company's consolidated financial statements for the year ended December 31, 2017, Management identified immaterial errors that impacted the previously issued consolidated financial statements primarily in the calculation of the amortization of the value of business acquired and deferred policy acquisition costs and general account reserve strengthening for a separate account guarantee. The Company evaluated these errors and determined that their impact was not material to the results of operations, financial position, or cash flows. See Note 15, Revisions to Prior Period Consolidated Financial Statements for a more detailed description of the revisions and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 11 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on future policy benefits and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI"). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in "Net investment income." For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Trading account assets supporting insurance liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, and short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments are reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

Other trading account assets, at fair value consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments are reported in “Net investment income.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Equity securities, available-for-sale, at fair value are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans and agricultural property loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt, is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Other long-term investments consist of the Company's derivative financial instruments in a gain position and non-coupon investments in joint ventures and limited partnerships. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investments in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments for which the Company has elected the fair value option, the associated realized and unrealized gains and losses are reported in "Other income." The Company consolidates joint ventures and limited partnerships in certain other

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 3 for additional information about variable interest entities ("VIEs").

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates in not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings are tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities,

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including certain future policy benefits, policyholders’ account balances, and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables primarily include receivables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. For each of the reinsurance contracts, the Company determines if the contact provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 7 for additional information about the Company's reinsurance arrangements.

Value of Business Acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired ("VOBA"). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts inforce at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain inforce, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC"). The Company records amortization of VOBA in "Amortization of VOBA and other intangible assets, net of interest." See Note 5 for additional information regarding VOBA.

Goodwill asset is a result of the acquisition of CIGNA’s retirement business, in which the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed. The first step, used to identify potential

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

impairment, involves comparing the Company’s fair value to its carrying value including goodwill. If the fair value of the Company exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for the Company for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the Company, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the Company was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill of the Company, there is no impairment. If the goodwill of the Company exceeds the implied fair value of the goodwill, an impairment charge is recorded in "Amortization of VOBA and other intangible assets, net of interest" expense for the excess. An impairment loss recognized cannot exceed the amount of goodwill of the Company, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of the Company including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. See Note 5 for additional information regarding goodwill.

Income Taxes primarily represent the net deferred tax asset and the Company's estimated taxes receivable for the current year.

Since 2010, the Company has been incorporated into Prudential Financial's consolidated federal income tax returns. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the Prudential Financial tax return may differ from the items reflected in the Company’s financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent, such as expenses that are not deductible in the Prudential Financial’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statement of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in Prudential Financial’s tax return, but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the exchange in tax law. See Note 8 to the Consolidated Financial Statements for a discussion of the provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017").

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances and information available at the reporting date.

The Company’s receivable for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.

Other assets consist primarily of DAC, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), affiliated notes receivable, account receivables and other receivables resulting from sales of securities that had not yet settled at the balance sheet date.

DAC are costs that are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing at the end of each reporting period.

DAC related to group annuity defined contribution and defined benefit contracts are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to total gross profits on unamortized deferred acquisition costs is reflected in the period such total gross profits are revised on a retrospective basis. DAC related to longevity reinsurance contracts is amortized in proportion to gross premiums.

Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.

The identifiable intangible assets represent customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination and are recorded net of accumulated amortization. Currently this balance is being amortized over an estimated useful life of 25 years to "Amortization of VOBA and other intangible assets, net of interest" on the Consolidated Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess the likelihood of impairment or any material changes to useful life or amortization patterns.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

Separate account assets represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees." Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company's results of operations. See also "Separate account liabilities" below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience, less the present value of future net premiums. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in” significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or "PFL" liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. See Note 6 for additional information regarding future policy benefits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance, as applicable. See Note 6 for additional information regarding policyholders’ account balances.

Reinsurance payables primarily include payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. For each of the reinsurance contracts, the Company determines if the contact provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 7 for additional information about the Company's reinsurance arrangements.

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income;” however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Other liabilities consist primarily of investment payables, payables to affiliates, management fee accruals, escrow tax deposits and other accounts payable. For derivatives, the Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. See Derivative Financial Instruments below for additional information regarding derivatives.

Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also "Separate account assets" above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in "Other liabilities."

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

Asset management fees principally include asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income mainly includes realized and unrealized gains or losses from investments classified as "trading" such as "Trading account assets supporting insurance liabilities" and "Other trading account assets."

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings resulting from changes in currency rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 12, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. In addition, derivative results are included in business gross profits which may impact the pattern by which DAC and other assets are amortized. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets within “Other long-term investments,” or as liabilities within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the
Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

There have been no ASU adopted during the year ended December 31, 2017

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $1.0 million and total equity by $1.0 million after giving effect to offsetting items. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from goodwill impairment test in current GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit's goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).
		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity's risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.
		January 1, 2019 with early adoption permitted. The Company is expected to adopt the ASU effective January 1, 2018.	Adoption of this guidance is expected to increase retained earnings by $99 thousand and decrease accumulated other comprehensive income by $99 thousand.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,985	$0	$44	$6,941	$0
Obligations of U.S. states and their political subdivisions	4,000	765	0	4,765	0
Foreign government bonds	103,168	3,036	94	106,110	0
Public utilities	214,206	14,705	560	228,351	0
Redeemable preferred stock	6,288	698	0	6,986	0
All other U.S. corporate public securities	635,923	45,160	2,091	678,992	0
All other U.S. corporate private securities	232,399	9,238	420	241,217	(303)
All other foreign corporate public securities	191,945	15,057	415	206,587	0
All other foreign corporate private securities	88,381	2,266	1,212	89,435	0
Asset-backed securities(1)	100,581	575	0	101,156	(357)
Commercial mortgage-backed securities	355,911	4,320	2,934	357,297	0
Residential mortgage-backed securities(2)	57,346	1,996	353	58,989	0
Total fixed maturities, available-for-sale	$1,997,133	$97,816	$8,123	$2,086,826	$(660)
Equity securities, available-for-sale:
Mutual funds	$1,000	$204	$0	$1,204
Total equity securities, available-for-sale	$1,000	$204	$0	$1,204

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans and education loans.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $3,589 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2016(4)
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,889	$13	$39	$8,863	$0
Obligations of U.S. states and their political subdivisions	4,000	690	0	4,690	0
Foreign government bonds	214,765	27,002	2,735	239,032	0
Public utilities	205,278	14,710	1,827	218,161	0
Redeemable preferred stock	6,284	484	0	6,768	0
All other U.S. corporate public securities	609,636	36,453	4,079	642,010	(850)
All other U.S. corporate private securities	198,777	11,045	732	209,090	0
All other foreign corporate public securities	194,137	10,140	1,167	203,110	0
All other foreign corporate private securities	102,795	1,476	4,372	99,899	0
Asset-backed securities(1)	94,173	7,891	647	101,417	(8,900)
Commercial mortgage-backed securities	297,936	3,841	3,945	297,832	0
Residential mortgage-backed securities(2)	68,031	2,737	411	70,357	0
Total fixed maturities, available-for-sale	$2,004,701	$116,482	$19,954	$2,101,229	$(9,750)
Equity securities, available-for-sale:
Mutual funds	$1,000	$13	$0	$1,013
Total equity securities, available-for-sale	$1,000	$13	$0	$1,013

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $18,492 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,891	$44	$50	$0	$6,941	$44
Foreign government bonds	9,189	44	3,343	50	12,532	94
Public utilities	36,392	238	10,643	322	47,035	560
All other U.S. corporate public securities	63,285	419	48,377	1,672	111,662	2,091
All other U.S. corporate private securities	47,445	291	3,442	129	50,887	420
All other foreign corporate public securities	36,466	143	9,695	272	46,161	415
All other foreign corporate private securities	6,394	55	22,479	1,157	28,873	1,212
Asset-backed securities(1)	0	0	0	0	0	0
Commercial mortgage-backed securities	74,725	343	80,320	2,591	155,045	2,934
Residential mortgage-backed securities(2)	3,331	23	15,707	330	19,038	353
Total fixed maturities, available-for-sale	$284,118	$1,600	$194,056	$6,523	$478,174	$8,123
Equity securities, available-for-sale:
Total equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	December 31, 2016(1)
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,406	$39	$0	$0	$5,406	$39
Foreign government bonds	56,514	1,753	5,692	982	62,206	2,735
Public utilities	64,749	1,277	498	550	65,247	1,827
All other U.S. corporate public securities	145,518	3,717	1,475	362	146,993	4,079
All other U.S. corporate private securities	35,572	429	9,006	303	44,578	732
All other foreign corporate public securities	70,827	969	1,675	198	72,502	1,167
All other foreign corporate private securities	17,924	434	22,265	3,938	40,189	4,372
Asset-backed securities(1)	27,082	254	12,920	393	40,002	647
Commercial mortgage-backed securities	151,176	3,907	9	38	151,185	3,945
Residential mortgage-backed securities(2)	12,531	223	5,859	188	18,390	411
Total fixed maturities, available-for-sale	$587,299	$13,002	$59,399	$6,952	$646,698	$19,954
Equity securities, available-for-sale:
Total equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $7,157 thousand and $18,257 thousand, respectively, related to "1" highest quality or "2" high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $966 thousand and $1,697 thousand, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $6,523 thousand of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the consumer non-cyclical, finance and communications sectors. As of December 31, 2016, the $6,952 thousand of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in foreign government bonds and in the Company’s corporate securities within the consumer non-cyclical and capital goods sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

As of December 31, 2017 and 2016, there were no gross unrealized losses on equity securities that represented declines in value of 20% or more.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities:
Due in one year or less	$74,097	$74,661
Due after one year through five years	595,453	608,105
Due after five years through ten years	564,464	583,670
Due after ten years	249,281	302,948
Asset-backed securities	100,581	101,156
Commercial mortgage-backed securities	355,911	357,297
Residential mortgage-backed securities	57,346	58,989
Total	$1,997,133	$2,086,826

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$307,765	$54,089	$76,483
Proceeds from maturities/prepayments	152,059	217,307	392,636
Gross investment gains from sales and maturities	58,823	1,835	2,982
Gross investment losses from sales and maturities	(1,250)	(2,386)	(604)
OTTI recognized in earnings(2)	(4,368)	(4,614)	(674)
Equity securities, available-for-sale:
Proceeds from sales	$0	$4,207	$952
Gross investment gains from sales	0	207	473
Gross investment losses from sales	0	0	0
OTTI recognized in earnings	0	0	(2)

(1)
Includes $(1,389) thousand, $1,297 thousand and $(2,962) thousand of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively. The amounts for the years ended December 31, 2016 and 2015, have been revised to correct previously reported amounts.

(2)
Excludes the portion of OTTI recorded in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in thousands)
Balance, beginning of period	$(11,758)	$(12,736)
New credit loss impairments	271	339
Additional credit loss impairments on securities previously impaired	0	0
Increases due to the passage of time on previously recorded credit losses	3	12
Reductions for securities which matured, paid down, prepaid or were sold during the period	12,360	797
Reductions for securities impaired to fair value during the period (1)	(339)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(55)	(170)
Balance, end of period	$482	$(11,758)

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of "Trading account assets supporting insurance liabilities," as of the dates indicated:

	December 31, 2017		December 31, 2016(3)
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Short-term investments and cash equivalents	$245,249	$245,249	$654,773	$654,773
Fixed maturities:
Corporate securities	13,726,676	13,982,805	13,771,593	13,855,548
Commercial mortgage-backed securities	2,293,561	2,310,683	2,032,418	2,052,101
Residential mortgage-backed securities(1)	961,402	966,583	1,142,116	1,150,147
Asset-backed securities(2)	1,362,941	1,391,604	1,333,377	1,348,758
Foreign government bonds	356,278	348,636	358,432	355,721
U.S. government authorities and agencies and obligations of U.S. states	202,237	250,265	197,317	236,076
Total fixed maturities	18,903,095	19,250,576	18,835,253	18,998,351
Equity securities	3,403	3,798	123	354
Total trading account assets supporting insurance liabilities	$19,151,747	$19,499,623	$19,490,149	$19,653,478

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within "Investment gains (losses) on trading account assets supporting insurance liabilities, net" was $184,547 thousand, $47,009 thousand and $(541,528) thousand during the years ended December 31, 2017, 2016 and 2015, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016(1)
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Corporate securities	$19,050	$19,192	$9,150	$7,856
Equity securities	1,305	1,436	0	0
Total other trading account assets	$20,355	$20,628	$9,150	$7,856

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

The net change in unrealized gains (losses) from other trading account assets still held at period end, recorded within “Other income (loss),” was $1,567 thousand, $(400) thousand and $(735) thousand during the years ended December 31, 2017, 2016 and 2015, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The following table sets forth the composition of "Commercial mortgage and other loans," as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Office	$1,146,274	20.6%	$1,203,661	22.8%
Retail	635,738	11.4%	544,592	10.3%
Apartments/Multi-Family	1,363,108	24.5%	1,270,985	24.1%
Industrial	1,607,674	28.9%	1,347,520	25.5%
Hospitality	174,359	3.2%	232,803	4.4%
Other	385,955	7.0%	466,202	8.8%
Total commercial mortgage loans	5,313,108	95.6%	5,065,763	95.9%
Agricultural property loans	243,668	4.4%	218,210	4.1%
Total commercial mortgage and agricultural property loans by property type	5,556,776	100.0%	5,283,973	100.0%
Valuation allowance	(15,963)		(16,920)
Total commercial mortgage and other loans	$5,540,813		$5,267,053

As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (23%), Texas (14%) and Georgia (9%)) and included loans secured by properties in Europe (9%).

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$16,779	$141	$16,920
Addition to (release of) allowance for losses	(1,069)	112	(957)
Total ending balance	$15,710	$253	$15,963

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$11,664	$155	$11,819
Addition to (release of) allowance for losses	5,115	(14)	5,101
Total ending balance	$16,779	$141	$16,920

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$4,867	$0	$4,867	$5,375	$0	$5,375
Collectively evaluated for impairment	10,843	253	11,096	11,404	141	11,545
Total ending balance(1)	$15,710	$253	$15,963	$16,779	$141	$16,920
Recorded investment(2):
Individually evaluated for impairment	$46,716	$920	$47,636	$46,716	$0	$46,716
Collectively evaluated for impairment	5,266,392	242,748	5,509,140	5,019,047	218,210	5,237,257
Total ending balance(1)	$5,313,108	$243,668	$5,556,776	$5,065,763	$218,210	$5,283,973

(1)	As of both December 31, 2017 and 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2017, there were $46,716 thousand of impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was a related allowance for losses of $4,867 thousand, an average recorded investment before allowance of $46,716 thousand and $1,869 thousand of year-to-date interest income recognized. As of December 31, 2016, there were $46,716 thousand of impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was a related allowance for losses of $5,375 thousand, an average recorded investment before allowance of $28,174 thousand and $3,032 thousand of year-to-date interest income recognized.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,954,444	$24,210	$15,476	$2,994,130
60%-69.99%	1,201,972	0	1,629	1,203,601
70%-79.99%	1,050,736	7,872	0	1,058,608
80% or greater	53,734	3,035	0	56,769
Total commercial mortgage loans	$5,260,886	$35,117	$17,105	$5,313,108

Agricultural property loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$207,468	$34,700	$0	$242,168
60%-69.99%	1,500	0	0	1,500
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$208,968	$34,700	$0	$243,668

Total commercial mortgage and agricultural property loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$3,161,912	$58,910	$15,476	$3,236,298
60%-69.99%	1,203,472	0	1,629	1,205,101
70%-79.99%	1,050,736	7,872	0	1,058,608
80% or greater	53,734	3,035	0	56,769
Total commercial mortgage and agricultural property loans	$5,469,854	$69,817	$17,105	$5,556,776

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans	December 31, 2016
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,509,766	$52,078	$23,121	$2,584,965
60%-69.99%	1,517,301	0	32,585	1,549,886
70%-79.99%	797,911	68,218	0	866,129
80% or greater	1,545	16,522	46,716	64,783
Total commercial mortgage loans	$4,826,523	$136,818	$102,422	$5,065,763

Agricultural property loans	December 31, 2016
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$209,083	$7,627	$0	$216,710
60%-69.99%	1,500	0	0	1,500
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$210,583	$7,627	$0	$218,210

Total commercial mortgage and agricultural property loans	December 31, 2016
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,718,849	$59,705	$23,121	$2,801,675
60%-69.99%	1,518,801	0	32,585	1,551,386
70%-79.99%	797,911	68,218	0	866,129
80% or greater	1,545	16,522	46,716	64,783
Total commercial mortgage and agricultural property loans	$5,037,106	$144,445	$102,422	$5,283,973

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,313,108	$0	$0	$0	$0	$5,313,108	$46,716
Agricultural property loans	243,668	0	0	0	0	243,668	920
Total	$5,556,776	$0	$0	$0	$0	$5,556,776	$47,636

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,063,188	$2,575	$0	$0	$2,575	$5,065,763	$46,716
Agricultural property loans	218,210	0	0	0	0	218,210	0
Total	$5,281,398	$2,575	$0	$0	$2,575	$5,283,973	$46,716

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of December 31, 2017 and 2016, there were $0 thousand and $46,716 thousand, respectively, of new troubled debt restructurings related to commercial mortgage and other loans with payment defaults on loans that were modified as a troubled debt restructuring within the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to provide additional funds to borrowers that had been involved in a troubled debt restructuring. For additional information relating to the accounting for troubled debt restructurings, see Note 2.

As of December 31, 2017, there were $1,368 thousand of private debt commitments to provide additional funds to borrowers that had been involved in a troubled debt restructuring.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Joint ventures and limited partnerships:
Private equity	$46,668	$52,361
Hedge funds	12,139	10,427
Real estate-related	1,358	307
Total joint ventures and limited partnerships	60,165	63,095
Derivatives	319	277,049
Other(1)	9,887	10,482
Total other long-term investments	$70,371	$350,626

(1)	Primarily includes member and activity stock held in the Federal Home Loan Bank of Boston ("FHLBB"). For additional information regarding the Company's holdings in the FHLBB, see Note 13.

As of both December 31, 2017 and 2016, the Company did not have any significant equity method investments.

Net Investment Income

The following table sets forth "Net investment income" by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$84,566	$86,919	$91,816
Trading account assets	695,573	721,072	687,446
Commercial mortgage and other loans	209,374	223,679	245,917
Short-term investments and cash equivalents	121	452	84
Other long-term investments	8,837	1,215	1,897
Gross investment income	998,471	1,033,337	1,027,160
Less: investment expenses	(57,380)	(54,246)	(52,361)
Net investment income	$941,091	$979,091	$974,799

The carrying value of non-income producing assets included $2,264 thousand in fixed maturities, available-for-sale, and $22,585 thousand in trading account assets supporting insurance liabilities, as of December 31, 2017. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2017.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net

The following table sets forth "Realized investment gains (losses), net," by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$53,205	$(5,165)	$1,704
Equity securities, available-for-sale	0	207	471
Commercial mortgage and other loans	957	(5,100)	1,001
Joint ventures and limited partnerships	(853)	(50)	(97)
Derivatives(1)	(156,558)	19,541	175,187
Short-term investments and cash equivalents	0	1	0
Realized investment gains (losses), net	$(103,249)	$9,434	$178,266

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.

Net Unrealized Gains (Losses) on Investments

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016(2)	2015
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$2,929	$8,742	$4,110
Fixed maturity securities, available-for-sale—all other	86,764	87,786	62,014
Equity securities, available-for-sale	204	13	89
Short-term investments and cash equivalents	1,131	0	0
Derivatives designated as cash flow hedges(1)	(8,098)	(3,139)	1,730
Joint ventures and limited partnerships	902	917	907
Affiliated notes	863	(2,601)	0
Net unrealized gains (losses) on investments	$84,695	$91,718	$68,850

(1)	See Note 12 for more information on cash flow hedges.

(2)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2017 and 2016, the Company had no repurchase agreements.

The following table sets forth the composition of "Cash collateral for loaned securities" which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,705	$12,705	$0	$0	$0
Obligations of U.S. states and their political subdivisions	10,394	0	10,394	0	0	0
All other U.S. corporate public securities	297,154	0	297,154	303,558	0	303,558
All other foreign corporate public securities	51,966	0	51,966	125,446	0	125,446
Foreign government bonds	22,490	0	22,490	38,239	0	38,239
Residential mortgage-backed securities	0	0	0	55,036	0	55,036
Total cash collateral for loaned securities(1)	$382,004	$12,705	$394,709	$522,279	$0	$522,279

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties, as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Pledged collateral:
Fixed maturities	$26,246	$29,689
Trading account assets supporting insurance liabilities	366,610	476,592
Total securities pledged	$392,856	$506,281
Liabilities supported by pledged collateral:
Cash collateral for loaned securities	$394,709	$522,279
Total liabilities	$394,709	$522,279

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $64,306 thousand and $139,970 thousand as of December 31, 2017 and 2016, respectively, none of which had been sold or repledged.

Assets of $9,024 thousand and $7,056 thousand as of December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $9,887 thousand and $10,482 thousand as of December 31, 2017 and 2016, respectively. These amounts include member and activity-based stock associated with membership in the FHLBB.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $9,166 thousand and $9,521 thousand and unpaid principal amount of $9,231 thousand and $9,715 thousand at December 31, 2017 and 2016, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $1,505 thousand and $1,943 thousand at December 31, 2017 and 2016, respectively.
The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2017 and 2016 are $7,706 thousand and $7,624 thousand, respectively and are reflected in the "Trading account assets supporting insurance liabilities, at fair value" on the Consolidated Statements of Financial Position.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in "Other assets", are as follows:

	2017	2016(1)	2015
	(in thousands)
Balance, beginning of year	$119,029	$116,672	$110,856
Capitalization of commissions, sales and issue expenses	10,509	12,927	14,086
Amortization, net of interest	(5,791)	(9,499)	(8,068)
Foreign currency translation	562	(1,071)	(202)
Balance, end of year	$124,309	$119,029	$116,672

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

5. VALUE OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2017	2016(3)	2015
	(in thousands)
Balance, beginning of year	$217,372	$200,447	$214,484
Amortization(1)	(8,044)	4,548	(26,924)
Interest(2)	13,833	12,377	12,887
Balance, end of year	$223,161	$217,372	$200,447

(1)	The weighted average remaining expected life for VOBA amortization is approximately 11.56 years.

(2)	The interest accrual rate was 6.4% for 2017, 2016 and 2015, respectively.

(3)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2018	2019	2020	2021	2022

	(in thousands)
Estimated future VOBA amortization	$8,402	$7,607	$7,109	$6,690	$6,397

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2 .

The Company performed goodwill impairment testing using the quantitative approach at December 31, 2017 and 2016. There were no impairments recorded in 2017, 2016 or 2015.

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103.0 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets.” Other intangible assets at December 31 consist of:

	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)
Customer Contracts (UBOC acquisition)	$100,400	$(42,635)	$57,765	$100,400	$(37,486)	$62,914

Customer contract-related intangibles associated with the acquisition of a portion of UBOC's retirement business are being amortized over 25 years. Amortization expense for these other intangibles currently owned by the Company is expected to be as follows:

Other Intangible Assets Amortization
(in thousands)
2018	$5,030
2019	4,890
2020	4,734
2021	4,566
2022	4,390
2023 and thereafter	34,155
Total	$57,765

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

6. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2017	2016
	(in thousands)
Group and individual annuities	$765,406	$819,798
Other contract liabilities	53,534	31,781
Total future policy benefits	$818,940	$851,579

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the aggregate of (1) the present value of expected future payments and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $73,296 thousand and $79,963 thousand have been recorded at December 31, 2017 and 2016, respectively. Assumptions as to mortality are based on the Company’s experience and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present value range from 1.20% to 10.00%; and less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed minimum withdrawal benefit ("GMWB") for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For the variable annuity contracts taken collectively, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment gains (losses), net.” The interest rates used in the determination of present value range from 2.01% to 3.63%. The fair value of the embedded derivative resulted in a liability of $53,534 thousand and a liability of $31,781 thousand at December 31, 2017 and 2016, respectively. Through March 31, 2016, the Company had a transaction with an affiliated company which was accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits, which is also referred to as the "Variable Annuities Recapture" and is, managing the risk of the guarantees within the Company. See Notes 1 and 10 for additional information.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the single premium immediate annuities with life contingencies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Policyholders' Account Balances

Policyholders' account balances at December 31 were as follows:

	2017	2016(1)
	(in thousands)
Group annuities	$25,483,987	$25,586,100
Guaranteed investment contracts and guaranteed interest accounts	69,190	9,837
Policyholders' account balances	$25,553,177	$25,595,937

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 2.81% to 12.75%; and less than 1% of the reserves are based on an interest rate in excess of 8.00%.

7. REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption and modified coinsurance arrangements accounted for using the deposit method of accounting.

Through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Re, as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture" and is currently managing the risk of the guarantees within the Company. See Notes 1 and 10 for additional information.

The Company has entered into several reinsurance agreements to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2017 and 2016, the Company entered into two and three significant reinsurance transactions and the account values associated with these transactions were $1.6 billion and $1.7 billion, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income, and policyholders’ benefits for the years ended December 31, were as follows:

	2017	2016(1)	2015
	(in thousands)
Direct premiums	$0	$0	$0
Reinsurance assumed	509,179	467,524	432,675
Reinsurance ceded	0	0	0
Premiums	$509,179	$467,524	$432,675

Direct policy charges and fee income	$178,385	$162,243	$143,264
Reinsurance assumed	4	6	2
Reinsurance ceded	0	0	0
Policy charges and fee income	$178,389	$162,249	$143,266

Direct policyholders' benefits	$3,912	$6,052	$1,206
Reinsurance assumed	527,529	481,517	461,847
Reinsurance ceded	6	8	(11)
Policyholders' benefits	$531,447	$487,577	$463,042

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

8. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2017	2016(1)	2015(1)
	(in thousands)
Current tax expense (benefit)
U.S. federal	$15,081	$54,125	$14,752
State and local	170	1	0
Foreign	71	29	159
Total	15,322	54,155	14,911
Deferred tax expense (benefit)
U.S. federal	4,794	(37,271)	1,592
Total	4,794	(37,271)	1,592
Income tax expense (benefit) on operations	20,116	16,884	16,503
Income tax expense reported in stockholder's equity related to:
Other comprehensive income (loss)	(5,565)	7,651	(21,861)
Total income tax expense (benefit)	$14,551	$24,535	$(5,358)

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income before income taxes for the following reasons:

	2017	2016(1)	2015(1)
	(in thousands)
Expected federal income tax expense	$53,375	$53,269	$60,291
Non-taxable investment income	(31,895)	(29,525)	(35,370)
Foreign tax credit	(6,982)	(6,600)	(8,508)
Changes in tax law	5,857	0	0
Other	(239)	(260)	90
Total income tax expense on operations	$20,116	$16,884	$16,503
Effective tax rate	13.2%	11.1%	9.6%

(1) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

The effective tax rate is the ratio of “Total income tax expense on operations” divided by “Income (loss) before income taxes.” The Company’s effective tax rate for fiscal years 2017, 2016 and 2015 was 13.2%, 11.1% and 9.6%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $5,857 thousand tax expense in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax expense was comprised of the following component:

• $5,857 thousand tax expense from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%

As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $32 million of the total $32 million of 2017 non-taxable investment income, $30 million of the total $30 million of 2016 non-taxable investment income, and $35 million of the total $35 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, and the Company’s taxable income before the DRD.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2017	2016
	(in thousands)
Deferred tax assets
Insurance reserves	$136,636	$228,744
Other	2,279	1,125
Deferred tax assets	138,915	229,869
Deferred tax liabilities
Investments	44,018	76,899
Net unrealized investment gains	19,306	32,900
Deferred policy acquisition costs and other intangibles	74,077	118,959
Other	0	369
Deferred tax liabilities	137,401	229,127
Net deferred tax asset/(liability)	$1,514	$742

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized.

The Company had no valuation allowance as of December 31, 2017 and 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2017 and 2016, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

The Company’s receivable for income taxes includes the liability for unrecognized tax benefits and interest and penalties that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the receivable for income taxes.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2017	2016	2015
	(in thousands)
Balance at January 1,	$287	$0	$0
Increases in unrecognized tax benefits-prior years	464	144	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	418	143	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$1,169	$287	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$1,169	$0	$0

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

As of December 31, 2017, 2016 and 2015, the Company recognized nothing in the Consolidated Statements of Operations and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties.

At December 31, 2017, the Company remains subject to examination in the U.S. for tax years 2014 through 2016.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

The Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

9. STOCKHOLDER’S EQUITY

Dividends and Returns of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (total surplus of $1,056,763 thousand as of December 31, 2017) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($116,656 thousand as of December 31, 2017), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($110,765 thousand as of December 31, 2017) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital loss of $(45,861) thousand as of December 31, 2017). Based on the December 31, 2017 calculation, there is a capacity to pay $110,765 thousand in dividends without prior approval in 2018.

The Company paid an extraordinary dividend of $90,000 thousand to its parent during the year ended December 31, 2017 and recorded it as a return of capital. The Company paid dividends of $147,000 thousand and $0 thousand to its parent during the years ended 2016 and 2015, respectively.

The Company received a current tax receivable of $13,330 thousand as contributed capital by Prudential Financial in September of 2016 as part of the Variable Annuities Recapture. See Note 1 for additional information.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2014	$0	$50,109	$50,109
Change in other comprehensive income before reclassifications(1)	(84)	(60,156)	(60,240)
Amounts reclassified from AOCI(1)	0	(2,175)	(2,175)
Income tax (expense) benefit	29	21,832	21,861
Balance, December 31, 2015	(55)	9,610	9,555
Change in other comprehensive income before reclassifications(1)	9	16,850	16,859
Amounts reclassified from AOCI(1)(2)	0	4,958	4,958
Income tax (expense) benefit	(3)	(7,648)	(7,651)
Balance, December 31, 2016(3)	(49)	23,770	23,721
Change in other comprehensive income before reclassifications	(1)	51,161	51,160
Amounts reclassified from AOCI	0	(53,205)	(53,205)
Income tax (expense) benefit	0	5,565	5,565
Balance, December 31, 2017	$(50)	$27,291	$27,241

(1) Prior periods have been reclassified to conform to the current period presentation.
(2) The amount for the year ended December 31, 2016 has been revised to correct the previously reported amount.
(3) See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated Statements of Operations
	2017	2016
Amounts reclassified from AOCI(1)(2):	(in thousands)
Net unrealized investment gains (losses):
Cash flow hedges-Currency/Interest rate	$(25,052)	$17,082
Net unrealized investment gains (losses)	78,257	(22,040)
Total net unrealized investment gains (losses)	53,205	(4,958)	(3)
Total reclassifications for the period	$53,205	$(4,958)

(1) All amounts shown are before tax.
(2) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3) See table below for additional information on unrealized investment gains (losses), including the impact on policyholders' account balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax Benefit (Liability)(2)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)(2)
	(in thousands)
Balance, December 31, 2014	$681	$53	$238	$972
Net investment gains (losses) on investments arising during the period	6,800	0	(2,381)	4,419
Reclassification adjustment for (gains) losses included in net income	(3,373)	0	1,181	(2,192)
Reclassification adjustment for OTTI losses excluded from net income(1)	2	0	(1)	1
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	(6,542)	2,290	(4,252)
Balance, December 31, 2015	4,110	(6,489)	1,327	(1,052)
Net investment gains (losses) on investments arising during the period	6,071	0	(2,129)	3,942
Reclassification adjustment for (gains) losses included in net income	(763)	0	268	(495)
Reclassification adjustment for OTTI losses excluded from net income(1)	(676)	0	237	(439)
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	(3,831)	1,341	(2,490)
Balance, December 31, 2016	8,742	(10,320)	1,044	(534)
Net investment gains (losses) on investments arising during the period	4,595	0	(5,026)	(431)
Reclassification adjustment for (gains) losses included in net income	(10,405)	0	11,381	976
Reclassification adjustment for OTTI losses excluded from net income(1)	(3)	0	3	0
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	9,158	(3,894)	5,264
Balance, December 31, 2017	$2,929	$(1,162)	$3,508	$5,275

(1)	Represents "transfers in/out, net" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI losses.

(2)	Prior periods have been reclassified to conform to the current period presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Future Policy Benefits and Policyholders' Account Balances(3)	Deferred Income Tax Benefit (Liability)(3)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)(3)
	(in thousands)
Balance, December 31, 2014	$141,057	$(65,227)	$(26,693)	$49,137
Net investment gains (losses) on investments arising during the period	(65,603)	0	22,975	(42,628)
Reclassification adjustment for (gains) losses included in net income	(10,712)	0	3,752	(6,960)
Reclassification adjustment for OTTI losses excluded from net income(2)	(2)	0	1	(1)
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	17,099	(5,985)	11,114
Balance, December 31, 2015	64,740	(48,128)	(5,950)	10,662
Net investment gains (losses) on investments arising during the period	21,754	0	(7,629)	14,125
Reclassification adjustment for (gains) losses included in net income	(4,195)	0	1,471	(2,724)
Reclassification adjustment for OTTI losses excluded from net income(2)	676	0	(237)	439
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	2,772	(970)	1,802
Balance, December 31, 2016(4)	82,975	(45,356)	(13,315)	24,304
Net investment gains (losses) on investments arising during the period	(64,822)	0	70,903	6,081
Reclassification adjustment for (gains) losses included in net income	63,610	0	(69,577)	(5,967)
Reclassification adjustment for OTTI losses excluded from net income(2)	3	0	(3)	0
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	(4,179)	1,777	(2,402)
Balance, December 31, 2017	$81,766	$(49,535)	$(10,215)	$22,016

(1)	Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2)	Represents "transfers in/out, net" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(3)	Prior periods have been reclassified to conform to the current period presentation.

(4)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $100,454 thousand, $172,420 thousand and $114,938 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory surplus of the Company amounted to $1,056,763 thousand and $1,020,490 thousand at December 31, 2017 and 2016, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

10. RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $439,273 thousand, $429,294 thousand and $431,997 thousand for the years ended December 31, 2017, 2016 and 2015, respectively, and are recorded as part of the Company's "Total general, administrative and other expenses". As of December 31, 2017 and 2016, the outstanding balances due to Prudential Insurance were $82,150 thousand and $67,533 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $1,103 thousand, $1,810 thousand and $1,062 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the outstanding balances due to Prudential Insurance were $99 thousand and $152 thousand, respectively.

The Company has an investment management agreement with PGIM, Inc. (“PGIM”) approved August 6, 2004 by the CT DOI. PGIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $58,689 thousand, $58,419 thousand and $59,352 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the outstanding balances due to PGIM were $5,927 thousand and $5,832 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative liabilities were $8,779 thousand at December 31, 2017. At December 31, 2016 related party net derivative assets were $277,475 thousand.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $56 thousand, $220 thousand and $286 thousand for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company receives a charge to cover its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $10,871 thousand, $9,096 thousand and $10,284 thousand for the years ended December 31, 2017, 2016 and 2015, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $4,423 thousand, $3,929 thousand and $3,855 thousand for the years ended December 31, 2017, 2016 and 2015, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Prudential Bank & Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $7,325 thousand, $6,609 thousand and $6,467 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the outstanding balances due to Prudential Bank & Trust, FSB were $622 thousand and $558 thousand, respectively.

Prudential Investment Management Services, LLC.

The Company has a service agreement with Prudential Investment Management Services, LLC. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $19,541 thousand, $17,130 thousand and $16,932 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the outstanding balances receivable from PIMS were $3,596 thousand and $1,427 thousand, respectively.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004, under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of borrowing.

There was no outstanding balance at December 31, 2017 and 2016. Interest expense related to borrowings under this line of credit was $14 thousand, $48 thousand and $0 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. There was no interest payable for the years ended December 31, 2017 and 2016. There was also a receivable of $3,000 thousand for the year ended December 31, 2016.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in "Other assets" at December 31, were as follows:

	Maturity Dates			Interest Rates			2017	2016
							(in thousands)
U.S. Dollar floating rate notes			2028	2.77%	-	3.12%	$19,150	$0
U.S. Dollar fixed rate notes	2023	-	2028	2.31%	-	3.09%	150,863	166,377
Total long-term notes receivable - affiliated(1)							$170,013	$166,377

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $152 thousand and $87 thousand as of December 31, 2017 and 2016, respectively, and is included in “Other assets”. Revenues related to these loans were $5,353 thousand, $4,264 thousand and $2,055 thousand for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Asset administration fees and other income”.

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” had no impact associated with these transactions as of December 31, 2017 and 2016.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $12,937 thousand and $10,427 thousand as of December 31, 2017 and 2016, respectively. "Net investment income" related to these ventures includes a gain of $1,055 thousand and a loss of $425 thousand for the years ended December 31, 2017 and 2016, respectively.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $65,768 thousand and $98,403 thousand as of December 31, 2017 and 2016, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

Under the equity method of accounting the Company records in the consolidated financial statements its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place was $671 thousand and $2,438 thousand at December 31, 2017 and 2016, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statements of Financial Position. The Company recorded an affiliated net gain in “Realized investment gains (losses), net” in the Consolidated Statements of Operations of $151 thousand, $282 thousand and $59 thousand for the years ended December 31, 2017, 2016 and 2015, respectively.

Pruco Reinsurance Limited

As discussed in Notes 1 and 7, through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Reinsurance Limited (“Pruco Re”), as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture" and is managing the risk of the guarantees within the Company.

Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the consolidated financial statements, were $0 thousand, $(60,395) thousand and $13,572 thousand as of December 31, 2017, 2016 and 2015, respectively. Also, the Company received an expense allowance of $0 thousand, $62 thousand and $252 thousand from Pruco Re in 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, there were no outstanding balances due from the Company.

There were no derivatives associated with this agreement as of December 31, 2017 and 2016. The change in the fair value of the derivative was $0 thousand for the year ended December 31, 2017, a loss of $29,779 thousand for the year ended December 31, 2016 and a gain of $519 thousand for the year ended December 31, 2015.

In April 2016, the Company received derivatives from Pruco Re, with a book value of $68,426 thousand and market value of $65,676 thousand as part of the Variable Annuities Recapture. The resulting $2,750 thousand difference between book value and market value was recorded in "Realized investments gains (losses), net."

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $0 thousand, $1,600 thousand and $1,600 thousand in 2017, 2016 and 2015 respectively, to Prudential Insurance. At December 31, 2017 and 2016, the outstanding balance due to the Company was $0 thousand and $3,200 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to Prudential Insurance and subsequently contributed to the Company, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial. The Company, in turn, paid cash dividends totaling $500 million to Prudential Insurance which resulted in a reduction in the Company’s retained earnings.

At December 31, 2017 and 2016, the interest receivable on the asset-backed notes due the Company from Prudential Financial was $3,221 thousand and $2,207 thousand, respectively.

The master trust’s payment obligations under each of the asset-backed notes are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets that have an aggregate value at least equal to the principal amount of the applicable asset-backed notes. The principal amount of each asset-backed note is payable to the Company in cash at any time upon demand by the Company or, if not earlier paid, at maturity. Each of the limited recourse notes obligates Prudential Financial to reimburse the applicable third party financial institution for any principal payments received on the corresponding asset-backed note, but there is no obligation to reimburse any portion of a principal payment that is needed by the Company to pay then current claims to its policyholders. Each limited recourse note bears interest at a rate equal to the rate on the corresponding asset-backed note, plus an amount representing fees payable to the applicable third party financial institution.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $0 thousand, $0 thousand and $928 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, there were no outstanding balances due to Mullin.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and record keeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The related charges to the Company were $0 thousand, $0 thousand and $1,478 thousand for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, there were no outstanding balances due to Mullin.

Contributed Capital and Dividends

In February of 2017, the Company received a capital contribution in the amount of $90 million from Prudential Financial. In May of 2017, there was a $90 million return of capital to Prudential Financial.

11.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents (primarily commercial paper), certain notes receivable and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced fixed maturities, certain highly structured OTC derivative contracts, certain notes receivable, reinsurance recoverables and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$6,941	$0	$0	$6,941
Obligations of U.S. states and their political subdivisions	0	4,765	0	0	4,765
Foreign government bonds	0	106,110	0	0	106,110
U.S. corporate public securities	0	802,974	0	0	802,974
U.S. corporate private securities	0	318,956	7,726	0	326,682
Foreign corporate public securities	0	218,079	0	0	218,079
Foreign corporate private securities	0	103,833	0	0	103,833
Asset-backed securities(2)	0	25,376	75,780	0	101,156
Commercial mortgage-backed securities	0	357,297	0	0	357,297
Residential mortgage-backed securities	0	58,697	292	0	58,989
Sub-total	0	2,003,028	83,798	0	2,086,826
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42,007	0	0	42,007
Obligations of U.S. states and their political subdivisions	0	208,258	0	0	208,258
Foreign government bonds	0	125,803	222,833	0	348,636
Corporate securities	0	13,520,674	462,131	0	13,982,805
Asset-backed securities(2)	0	669,804	721,800	0	1,391,604
Commercial mortgage-backed securities	0	2,310,683	0	0	2,310,683
Residential mortgage-backed securities	0	966,019	564	0	966,583
Equity securities	0	0	3,798	0	3,798
Cash equivalents and short-term investments	24,933	104,823	7,215	0	136,971
Sub-total	24,933	17,948,071	1,418,341	0	19,391,345
Other trading account assets:
Corporate securities	0	19,192	0	0	19,192
Equity securities	0	0	1,436	0	1,436
Sub-total	0	19,192	1,436	0	20,628
Equity securities, available-for-sale	0	1,204	0	0	1,204
Other long-term investments	0	192,849	319	(192,849)	319
Short-term investments	280	46,123	0	0	46,403
Cash equivalents	0	(888)	0	0	(888)
Other assets	0	170,013	0	0	170,013
Separate account assets(3)(4)	29,514,738	15,596,218	1,080,114	0	46,191,070
Total assets	$29,539,951	$35,975,810	$2,584,008	$(192,849)	$67,906,920
Future policy benefits	$0	$0	$53,534	$0	$53,534
Other liabilities	0	164,508	1,505	(155,729)	10,284
Total liabilities	$0	$164,508	$55,039	$(155,729)	$63,818

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2016(5)
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$8,863	$0	$0	$8,863
Obligations of U.S. states and their political subdivisions	0	4,690	0	0	4,690
Foreign government bonds	0	239,032	0	0	239,032
U.S. corporate public securities	0	762,657	0	0	762,657
U.S. corporate private securities	0	284,038	8,971	0	293,009
Foreign corporate public securities	0	214,541	0	0	214,541
Foreign corporate private securities	0	108,831	0	0	108,831
Asset-backed securities(2)	0	21,680	79,737	0	101,417
Commercial mortgage-backed securities	0	297,832	0	0	297,832
Residential mortgage-backed securities	0	69,991	366	0	70,357
Sub-total	0	2,012,155	89,074	0	2,101,229
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42,177	0	0	42,177
Obligations of U.S. states and their political subdivisions	0	193,899	0	0	193,899
Foreign government bonds	0	128,453	227,268	0	355,721
Corporate securities	0	13,701,265	154,283	0	13,855,548
Asset-backed securities(2)	0	1,059,719	289,039	0	1,348,758
Commercial mortgage-backed securities	0	2,052,101	0	0	2,052,101
Residential mortgage-backed securities	0	1,149,446	701	0	1,150,147
Equity securities	0	0	354	0	354
Cash equivalents and short-term investments	169,000	335,803	0	0	504,803
Sub-total	169,000	18,662,863	671,645	0	19,503,508
Other trading account assets:
Corporate securities	0	7,856	0	0	7,856
Sub-total	0	7,856	0	0	7,856
Equity securities, available-for-sale	0	1,013	0	0	1,013
Other long-term investments	0	385,050	126	(108,127)	277,049
Short-term investments	9,840	3,909	0	0	13,749
Cash equivalents	8,026	13,441	0	0	21,467
Other assets	0	147,399	18,978	0	166,377
Sub-total excluding separate account assets	186,866	21,233,686	779,823	(108,127)	22,092,248
Separate account assets(3)(4)	25,131,162	15,928,891	814,949	0	41,875,002
Total assets	$25,318,028	$37,162,577	$1,594,772	$(108,127)	$63,967,250
Future policy benefits	$0	$0	$31,781	$0	$31,781
Other liabilities	0	108,289	1,943	(108,289)	1,943
Total liabilities	$0	$108,289	$33,724	$(108,289)	$33,724

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

(1)
“Netting” amounts represent cash collateral of $37,120 thousand and $(162) thousand as of December 31, 2017 and 2016, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.

(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)
Separate account assets included in the fair value hierarchy include investments in real estate, hedge funds and other invested assets, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2017 and 2016, the fair value of such investments was $787,018 thousand and $708,722 thousand, respectively.

(5)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately-traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments - Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Other Assets - Other assets include affiliated notes receivable, which are valued based on a broker quote and classified within Level 2 in the fair value hierarchy. Other assets may also be classified within Level 3 in the fair value hierarchy when an assumption is unobservable and is considered to be a significant input to the valuation.

Derivative Instruments - Derivatives are recorded at fair value within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy. The Company had no level 1 derivative instruments as of December 31, 2017 and 2016, respectively.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps and to-be-announced (or "TBA") forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contracts, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with Prudential Global Funding LLC ("PGF"), who transacts with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include mutual funds, fixed maturity securities, treasuries, equity securities and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities”, “Equity Securities" and "Commercial Mortgage and Other Loans".

Future Policy Benefits - Future policy benefits include the fair values of the GMWB liabilities and are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Other Liabilities - Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments”.

Transfers between Levels 1 and 2 - Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2017, $111 million was transferred from Level 1 to Level 2 and $207 million was transferred from Level 2 to 1. During the year ended December 31, 2016, $86 million was transferred from Level 1 to 2 and $40 million was transferred from Level 2 to 1.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities(2)	$62,030	Discounted cash flow	Discount rate	5.06% - 20.00% (8.16%)	Decrease
		Market comparables	EBITDA multiples (3)		Increase
		Liquidation	Liquidation value	13.10% - 25.00% (14.37%)	Increase
Separate account assets-commercial mortgage loans(4)	$555,225	Discounted cash flow	Spread	1.08% - 2.78% (1.23%)	Decrease
Liabilities:
Future policy benefits(5)	$53,534	Discounted cash flow	Lapse rate (6)	0% - 19%	Decrease
			NPR spread (7)	0.12% - 1.10%	Decrease
			Utilization rate (8)	100%	Increase
			Withdrawal rate (9)	91% - 100%	Increase
			Mortality rate (10)	0% - 12%	Decrease
			Equity volatility curve	13% - 25%	Increase

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities(2)	$92,532	Discounted cash flow	Discount rate	4.12% - 20% (9.51%)	Decrease
		Market comparables	EBITDA multiples (3)	4.0X	Increase
		Liquidation	Liquidation value	15.19% - 97.85% (48.77%)	Increase
Asset-backed securities	$67,197	Discounted cash flow	Average life (years)	8 years - 12 years (8.41)	Decrease
			Comparable security yields	4.48% - 5.47% (5.32%)	Decrease
Separate account assets-commercial mortgage loans(4)(11)	$534,902	Discounted cash flow	Spread	1.19% - 2.90% (1.40%)	Decrease
Liabilities:
Future policy benefits(5)	$31,781	Discounted cash flow	Lapse rate (6)	0% - 19%	Decrease
			NPR spread (7)	0.25% - 1.50%	Decrease
			Utilization rate (8)	100%	Increase
			Withdrawal rate (9)	91% - 100%	Increase
			Mortality rate (10)	0% - 12%	Decrease
			Equity volatility curve	16% - 26%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(4)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company's Consolidated Statement of Operations.

(5)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)	Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit. Lapse rates are reduced when contracts are more in-the-money.

(7)	To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate when discounting benefit claims during non-payout periods.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the product type, the age of the contractholder, and the election of the spousal option. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

(11)	Prior period amounts have been reclassified to conform to current period presentation.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3 – Prudential has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, Prudential has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 Assets and Liabilities - The following tables describe changes in fair value of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Fixed Maturities, Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in thousands)
Fair Value, beginning of period	$8,971	$80,103
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(5,375)	29,036
Asset management fees and other income	0	0
Included in other comprehensive income (loss)	2,225	(6,780)
Net investment income	1	43
Purchases	404	74,545
Sales	0	(87,663)
Issuances	0	0
Settlements	(1,654)	(6,280)
Other(4)	(1,358)	0
Transfers into Level 3(5)	6,290	3,464
Transfers out of Level 3(5)	(1,778)	(10,396)
Fair Value, end of period	$7,726	$76,072

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$(5,376)	$0
Asset management fees and other income	$0	$0
Included in other comprehensive income (loss)	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Structured Securities(2)	Equity Securities	All Other
	(in thousands)
Fair Value, beginning of period	$227,268	$154,283	$289,740	$367	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	(4,880)	(32,653)	3,316	151	0
Included in other comprehensive income (loss)	0	0	0	0	0
Net investment income	5,251	1,950	1,273	0	0
Purchases	0	123,144	612,946	0	46,382
Sales	0	(2,279)	(19,047)	0	0
Issuances	0	0	0	0	0
Settlements	(4,806)	(113,789)	(318,582)	0	(39,167)
Other(4)	0	(3,411)	0	3,280	0
Transfers into Level 3(5)	0	352,531	548,224	0	0
Transfers out of Level 3(5)	0	(17,645)	(395,506)	0	0
Fair Value, end of period	$222,833	$462,131	$722,364	$3,798	$7,215

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$(4,880)	$(32,922)	$3,856	$151	$0
Included in other comprehensive income (loss)	$0	$0	$0	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Equity Securities, Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$0	$126	$18,978
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	10	0
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	0	0	0
Net investment income	0	0	0
Purchases	0	0	0
Sales	0	0	0
Issuances	0	0	0
Settlements	0	0	0
Other(4)	0	183	0
Transfers into Level 3(5)	0	0	0
Transfers out of Level 3(5)	0	0	(18,978)
Fair Value, end of period	$0	$319	$0

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$10	$0
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$0	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period	$814,949	$(31,781)	$(1,943)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(10,176)	438
Asset management fees and other income	0	0	0
Interest credited to policyholders' account balances	5,958	0	0
Included in other comprehensive income (loss)	0	0	0
Net investment income	587	0	0
Purchases	756,125	0	0
Sales	(77,589)	0	0
Issuances	0	(11,577)	0
Settlements	(442,407)	0	0
Other(4)	0	0	0
Transfers into Level 3(5)	260,077	0	0
Transfers out of Level 3(5)	(237,586)	0	0
Fair Value, end of period	$1,080,114	$(53,534)	$(1,505)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$(13,332)	$356
Asset management fees and other income	$0	$0	$0
Interest credited to policyholders' account balances	$1,144	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Fixed Maturities, Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in thousands)
Fair Value, beginning of period	$3,651	$81,162
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,180)	3,796
Asset management fees and other income	0	0
Included in other comprehensive income (loss)	1,229	2,215
Net investment income	(8)	158
Purchases	3,733	20,771
Sales	0	(12,089)
Issuances	0	0
Settlements	(6,969)	(4,627)
Other(4)	0	0
Transfers into Level 3(5)	16,881	917
Transfers out of Level 3(5)	(8,366)	(12,200)
Fair Value, end of period	$8,971	$80,103

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (6)
Included in earnings:
Realized investment gains (losses), net	$(1,345)	$(53)
Asset management fees and other income	$0	$0
Included in other comprehensive income (loss)	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016(7)
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Structured Securities(2)	Equity Securities
	(in thousands)
Fair Value, beginning of period	$33,883	$132,781	$583,584	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0
Asset management fees and other income	(5,337)	(9,170)	(3,630)	309
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	546	1,645	1,679	0
Purchases	202,607	1,415	168,971	0
Sales	0	0	(34,944)	0
Issuances	0	0	0	0
Settlements	(4,431)	(37,954)	(30,759)	0
Other(4)	0	0	21,019	45
Transfers into Level 3(5)	0	151,181	248,098	0
Transfers out of Level 3(5)	0	(85,615)	(664,278)	0
Fair Value, end of period	$227,268	$154,283	$289,740	$354

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$(5,337)	$(9,813)	$(1,971)	$309
Included in other comprehensive income (loss)	$0	$0	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Equity Securities, Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$0	$238	$91,627
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(53)	(31,955)
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	0	0	800
Net investment income	0	0	77
Purchases	0	0	19,000
Sales	0	0	(22,693)
Issuances	0	0	2,141
Settlements	0	0	0
Other(4)	0	(59)	(21,020)
Transfers into Level 3(5)	0	0	56,447
Transfers out of Level 3(5)	0	0	(75,446)
Fair Value, end of period	$0	$126	$18,978

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$(53)	$0
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$0	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period	$911,859	$(29,779)	$(1,683)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	7,547	(153)
Asset management fees and other income	0	0	0
Interest credited to policyholders' account balances	12,289	0	0
Included in other comprehensive income (loss)	0	0	0
Net investment income	453	0	0
Purchases	286,913	0	0
Sales	(102,736)	0	(107)
Issuances	0	(9,549)	0
Settlements	(124,022)	0	0
Other(4)	0	0	0
Transfers into Level 3(5)	115,634	0	0
Transfers out of Level 3(5)	(285,441)	0	0
Fair Value, end of period	$814,949	$(31,781)	$(1,943)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$1,619	$(414)
Asset management fees and other income	$0	$0	$0
Interest credited to policyholders' account balances	$(515)	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains and losses related to those assets and liabilities still held together as of December 31, 2015.

	Year Ended December 31, 2015(5)
	Fixed Maturities, Available-For-Sale
	Corporate Securities(1)	Structured Securities(2)
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(116)	$0
Asset management fees and other income	0	0
Included in other comprehensive income (loss)	61	3,536
Net investment income	(1)	3,818
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$(119)	$0
Asset management fees and other income	$0	$0
Included in other comprehensive income (loss)	$0	$0

	Year Ended December 31, 2015
	Trading Account Assets Supporting Insurance Liabilities
	Foreign Government Bonds	Corporate Securities	Structured Securities(2)	Equity Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	0	(28,202)	(6,995)	300
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	0	741	1,165	0
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$8,334	$(7,066)	$0
Included in other comprehensive income (loss)	$0	$0	$0	$0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$473	$(70)	$(9,191)
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	(352)	0	(1,798)
Net investment income	0	0	74
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$(70)	$(5,037)
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$0	$0	$0

	Year Ended December 31, 2015
	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$9,378	$826
Asset management fees and other income	0	0	0
Interest credited to policyholders' account balances	57,204	0	0
Included in other comprehensive income (loss)	0	0	0
Net investment income	330	0	0
Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held(6)
Included in earnings:
Realized investment gains (losses), net	$0	$5,037	$840
Asset management fees and other income	$0	$0	$0
Interest credited to policyholders' account balances	$(3,295)	$0	$0

(1)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period information has been revised to conform to current period presentation.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs for any such assets still held at the end of the quarter.

(6)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(7)	See Note 15, Revisions to Prior Period Consolidated Financial Statements for more information on the nature and amount of the revisions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives and, associated reinsurance recoverables. The derivative assets and liabilities shown below are included in “Other long-term investments" and "Other liabilities” in the tables contained within the section “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities”.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$0	$122,154	$0	$0	$122,154
Currency	0	1	0	0	1
Credit	0	0	0	0	0
Currency/Interest Rate	0	70,695	0	0	70,695
Equity	0	0	175	0	175
Netting(1)	0	0	0	(192,849)	(192,849)
Total derivative assets	$0	$192,850	$175	$(192,849)	$176
Derivative liabilities:
Interest Rate	$0	$88,183	$1,505	$0	$89,688
Currency	0	1,505	0	0	1,505
Credit	0	0	0	0	0
Currency/Interest Rate	0	74,820	0	0	74,820
Equity	0	0	0	0	0
Netting(1)	0	0	0	(155,729)	(155,729)
Total derivative liabilities	$0	$164,508	$1,505	$(155,729)	$10,284

(1) "Netting" amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$0	$155,774	$0	$0	$155,774
Currency	0	10,807	0	0	10,807
Credit	0	0	0	0	0
Currency/Interest Rate	0	218,469	0	0	218,469
Equity	0	0	0	0	0
Netting(1)	0	0	0	(108,127)	(108,127)
Total derivative assets	$0	$385,050	$0	$(108,127)	$276,923
Derivative liabilities:
Interest Rate	$0	$102,704	$1,943	$0	$104,647
Currency	0	208	0	0	208
Credit	0	0	0	0	0
Currency/Interest Rate	0	5,377	0	0	5,377
Equity	0	0	0	0	0
Netting(1)	0	0	0	(108,289)	(108,289)
Total derivative liabilities	$0	$108,289	$1,943	$(108,289)	$1,943

(1) "Netting" amounts represents cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following table provides a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2017, 2016 and 2015 as well as the portion of gains or losses included in earnings for the years ended December 31, 2017, 2016 and 2015, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2017, 2016 and 2015, respectively.

	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
	Net Derivative-Equity	Net Derivative-Interest Rate	Net Derivative-Equity	Net Derivative-Interest Rate	Net Derivative-Equity	Net Derivative-Interest Rate
	(in thousands)		(in thousands)		(in thousands)
Fair Value, beginning of period	$0	$(1,943)	$59	$(1,683)	$0	$(2,616)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(8)	438	0	(153)	(20)	826
Purchases	0	0	0	0	79	0
Sales	0	0	0	(107)	0	107
Issuances	0	0	0	0	0	0
Settlements	0	0	0	0	0	0
Other(1)(2)	183	0	(59)	0	0	0
Transfers into Level 3(3)	0	0	0	0	0	0
Transfers out of Level 3(3)	0	0	0	0	0	0
Fair Value, end of period	$175	$(1,505)	$0	$(1,943)	$59	$(1,683)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held
Included in earnings:
Realized investment gains (losses), net	$(8)	$356	$0	$(414)	$(20)	$840

(1) 2017 relates to warrants received in an asset restructuring that resulted in reclassification of reporting category.
(2) 2016 relates to private warrants reclassified from derivatives to trading securities
(3) Transfers into or out of Level 3 are generally reported at the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were fair value reserve adjustments for the years ended December 31, 2017 and 2016. The carrying value after measurement of these loans as of December 31, 2017 and 2016 was $41,849 thousand and $41,341 thousand, respectively. Similar nonrecurring fair value adjustments on commercial mortgage and other loans resulted in gains of $508 thousand for the year ended December 31, 2017 and losses of $(5,375) thousand for the year ended December 31, 2016. There was no reserve adjustment for the year ended December 31, 2015. The reserve adjustments were based on discounted cash flows utilizing market rates.

Impairments of $0 thousand, $50 thousand and $97 thousand were recorded for the years ended December 31, 2017, 2016 and 2015, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,589,545	$5,589,545	$5,540,813
Cash and cash equivalents	5,740	(721)	0	5,019	5,019
Accrued investment income	0	170,397	0	170,397	170,397
Reinsurance recoverables	0	0	681,871	681,871	681,871
Short-term investments	(203)	0	0	(203)	(203)
Trading accounts - other activity	58,278	50,000	0	108,278	108,278
Other assets	0	76,540	0	76,540	76,540
Total Assets	$63,815	$296,216	$6,271,416	$6,631,447	$6,582,715
Liabilities:
Policyholders' account balances - investment contracts	$0	$0	$25,549,127	$25,549,127	$25,550,001
Reinsurance payables	0	0	681,864	681,864	681,864
Cash collateral for loaned securities	0	394,709	0	394,709	394,709
Other liabilities	0	202,194	0	202,194	202,194
Separate account liabilities - investment contracts	0	41,863,903	5,015,400	46,879,303	46,879,304
Total Liabilities	$0	$42,460,806	$31,246,391	$73,707,197	$73,708,072

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2016(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,358,957	$5,358,957	$5,267,053
Cash and cash equivalents	37,629	0	0	37,629	37,629
Accrued investment income	0	179,079	0	179,079	179,079
Reinsurance recoverables	0	0	655,607	655,607	655,607
Short-term investments	0	0	0	0	0
Trading accounts - other activity(3)	0	149,970	0	149,970	149,970
Other assets	0	40,065	0	40,065	40,065
Total Assets	$37,629	$369,114	$6,014,564	$6,421,307	$6,329,403
Liabilities:
Policyholders' account balances - investment contracts	$0	$0	$25,614,233	$25,614,233	$25,593,558
Reinsurance payables	0	0	655,600	655,600	655,600
Cash collateral for loaned securities	0	522,279	0	522,279	522,279
Other liabilities	0	184,822	0	184,822	184,822
Separate account liabilities - investment contracts	0	40,628,732	1,798,827	42,427,559	42,427,559
Total Liabilities	$0	$41,335,833	$28,068,660	$69,404,493	$69,383,818

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $6,313 thousand and $3,108 thousand, respectively. The carrying values of these investments were $5,237 thousand and $2,776 thousand as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(3)	The amount as of December 31, 2016 was added to the table to correct the previously reported amounts.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Cash and cash equivalents, Accrued Investment Income, Reinsurance Recoverables, Short-term investments, Other trading account assets and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent; accrued investment income; short-term investments; other trading account assets and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Reinsurance payables

The Company believes that due to the short-term nature of these liabilities, the carrying value approximates the fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, compensation and accrued expense payables. Due to the short-term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

12.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with PGF to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with PGF to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts

Total return swaps are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Other Contracts

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. These synthetic GICs are issued in respect of assets that are owned by the trustees of such plans who invest the assets according to the contract terms agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Embedded Derivatives. The Company sells variable annuity products and separate account funding agreements, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps and other instruments.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $176 thousand and $276,923 thousand as of December 31, 2017 and 2016, respectively, and total derivative liabilities of $10,284 thousand and $1,943 thousand as of December 31, 2017 and 2016, respectively, reflected in the Consolidated Statements of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017			December 31, 2016
		Fair Value			Fair Value
Primary Underlying/Instrument Type	Notional Amount	Assets	Liabilities	Notional Amount	Assets	Liabilities
	(in thousands)			(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Foreign Currency
Foreign Currency Forwards	$97,956	$0	$(832)	$0	$0	$0
Currency/Interest Rate
Foreign Currency Swaps	551,889	10,588	(16,966)	261,250	27,852	(1,135)
Total Qualifying Hedges	$649,845	$10,588	$(17,798)	$261,250	$27,852	$(1,135)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	2,901,181	120,334	(81,863)	2,826,315	155,530	(89,506)
Interest Rate Options	950,000	978	(4,898)	677,000	0	(9,490)
Foreign Currency
Foreign Currency Forwards	47,796	1	(673)	239,864	10,807	(208)
Currency/Interest Rate
Foreign Currency Swaps	1,377,665	60,948	(57,704)	1,216,342	190,617	(4,243)
Equity
Total Return Swaps	79,112	0	(3,076)	106,794	245	(5,651)
Equity Options	7	175	0	516	0	0
Total Non-Qualifying Derivatives	$5,355,761	$182,436	$(148,214)	$5,066,831	$357,199	$(109,098)
Total Derivatives (1)	$6,005,606	$193,024	$(166,012)	$5,328,081	$385,051	$(110,233)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $53,390 thousand and $31,655 thousand as of December 31, 2017, and 2016, respectively, included in "Future policy benefits" and "Other long-term investments".

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, and (ii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$192,849	$(192,849)	$0	$0	$0
Securities purchased under agreements to resell	64,306	0	64,306	(64,306)	0
Total Assets	$257,155	$(192,849)	$64,306	$(64,306)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$164,508	$(155,729)	$8,779	$(7,482)	$1,297
Total Liabilities	$164,508	$(155,729)	$8,779	$(7,482)	$1,297

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$385,050	$(108,127)	$276,923	$(276,923)	$0
Securities purchased under agreements to resell	139,970	0	139,970	(139,970)	0
Total Assets	$525,020	$(108,127)	$416,893	$(416,893)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$108,289	$(108,289)	$0	$0	$0
Total Liabilities	$108,289	$(108,289)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency	$0	$0	$0	$(832)
Currency/Interest Rate	0	3,235	(28,079)	(4,127)
Total cash flow hedges	0	3,235	(28,079)	(4,959)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,723)	0	0	0
Currency	(11,582)	0	0	0
Currency/Interest Rate	(119,547)	0	(1,757)	0
Credit	0	0	0	0
Equity	(17,005)	0	0	0
Embedded Derivatives	(6,701)	0	0	0
Total non-qualifying hedges	(156,558)	0	(1,757)	0
Total	$(156,558)	$3,235	$(29,836)	$(4,959)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$1,875	$14,685	$(4,869)
Total cash flow hedges	0	1,875	14,685	(4,869)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(56,938)	0	0	0
Currency	8,232	0	0	0
Currency/Interest Rate	43,007	0	878	0
Credit	0	0	0	0
Equity	(17,189)	0	0	0
Embedded Derivatives	42,429	0	0	0
Total non-qualifying hedges	19,541	0	878	0
Total	$19,541	$1,875	$15,563	$(4,869)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$1,196	$10,775	$2,893
Total cash flow hedges	0	1,196	10,775	2,893
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	27,879	0	0	0
Currency	2,455	0	0	0
Currency/Interest Rate	143,955	0	2,531	0
Credit	(7)	0	0	0
Equity	(20)	0	0	0
Embedded Derivatives	925	0	0	0
Total non-qualifying hedges	175,187	0	2,531	0
Total	$175,187	$1,196	$13,306	$2,893

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2017, 2016 and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2014	$(1,162)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	14,803
Amount reclassified into current period earnings	(11,911)
Balance, December 31, 2015	1,730
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	12,213
Amount reclassified into current period earnings	(17,082)
Balance, December 31, 2016	(3,139)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(30,011)
Amounts reclassified into current period earnings	25,052
Balance, December 31, 2017	$(8,098)

Using December 31, 2017 values, it is estimated that a pre-tax gain of $7,417 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items. The Company’s exposure from the qualified cash flow hedges reflect variability of future cash flows in foreign currency amounts related to both the forecasted transactions and the receipt or payment of interest on existing financial instruments; as of December 31, 2017, the maximum length of time over which these cash flow hedges are outstanding were 5 years and 13 years, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Credit Derivatives

The Company has no written or purchased credit protection as of December 31, 2017 and 2016.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, PGF, related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

13. DEBT
The Company became a member of the FHLBB in December 2009 which allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2017, the Company had no advances outstanding under the FHLBB facility.
Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior year statutory admitted assets or 25% of prior year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $231 million as of December 31, 2017.
14. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

Commercial Mortgage and Other Loan Commitments
	As of December 31,
	2017	2016
	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$55,121	$88,941

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)
	As of December 31,
	2017	2016
	(in thousands)
Expected to be funded from the general account and other operations outside the separate accounts	$361,515	$243,672
Expected to be funded from the separate accounts	$35,501	$42,573

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2017, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flows for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time is often inherently uncertain.

Other Matters

Wood II, et al. v. PRIAC

In December 2015, a putative class action complaint entitled, Leonard D. Wood II on behalf of the KeHe Distributors, Inc. 401(k) Retirement Saving Non-Union Plan and Maya Shaw on behalf of the Exco Resources, Inc. 401(k) Plan and all other similarly situated ERISA-covered employee pension benefit plans v. PRIAC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans whose plan assets were invested in group annuity contract stable value funds within six years prior to, on, or after December 3, 2015; and (ii) alleges that PRIAC breached its fiduciary obligations and accepted excessive compensation by crediting rates on the stable value accounts that are less than PRIAC's internal rate of return on those plan assets without disclosing this spread to the plans. In February 2016, PRIAC filed a motion to dismiss the complaint. In September 2016, the court issued a decision: (i) denying PRIAC’s motion to dismiss the claim alleging that it is a fiduciary under ERISA; and (ii) granting PRIAC’s motion to dismiss the claim alleging non-fiduciary liability. In October 2016, PRIAC filed its Answer. In January 2017, plaintiffs filed a motion for class certification. In February 2017, the court granted the unopposed motion of plaintiff Wood on behalf of the KeHe plan to dismiss the case as to the KeHe plan without prejudice. In August 2017, the court denied plaintiff's motion for class certification. In October 2017, the court issued an order

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

confirming the parties' stipulation dismissing the claims of the sole remaining plaintiff with prejudice. This case is now closed.

Rosen, v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC case was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff's request for a rehearing. In March 2018, plaintiff's time to appeal the decision of the Court of Appeals expired.

Regulatory Matters

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. We cannot predict the outcome of these discussions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, a loss may be reasonably possible but is not reasonably estimable.

15. REVISIONS TO PRIOR PERIOD CONSOLIDATED FINANCIAL STATEMENTS

In preparing the Company's consolidated financial statements for the year ended December 31, 2017, management identified immaterial errors primarily in the calculation of the amortization of the value of business acquired and deferred policy acquisition costs and general account reserve strengthening for a separate account guarantee, that impacted the previously issued consolidated financial statements. Prior period amounts have been revised in the financial statements, notes thereto and related disclosures to correct these immaterial errors.

Materiality Assessment

Management assessed the materiality of the misstatements described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99 Materiality, codified in ASC 250-10, Accounting changes and Error Corrections ("ASC 250"), and concluded these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements as of December 31, 2016 and 2015, which are presented herein, have been revised.

The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Consolidated Statements of Financial Position

	December 31, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
ASSETS
Fixed maturities, available for sale, at fair value	$2,101,769	$(540)	$2,101,229
Trading account assets supporting insurance liabilities, at fair value	19,663,123	(9,645)	19,653,478
Other trading account assets, at fair value	7,875	(19)	7,856
Other long-term investments	342,358	8,268	350,626
Total investments	27,396,940	(1,936)	27,395,004
Value of business acquired	206,305	11,067	217,372
Income taxes	1,275	(1,275)	0
Other assets	391,623	2,553	394,176
TOTAL ASSETS	71,898,075	10,409	71,908,484
LIABILITIES
Policyholders' account balances	$25,593,558	$2,379	$25,595,937
Income taxes	0	1,981	1,981
Total Liabilities	70,507,563	4,360	70,511,923
STOCKHOLDER'S EQUITY
Accumulated other comprehensive income	24,072	(351)	23,721
Retained earnings	152,016	6,400	158,416
Total Stockholder's Equity	1,390,512	6,049	1,396,561
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	71,898,075	10,409	71,908,484

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Consolidated Statements of Operations

	Year Ended December 31, 2016			Year Ended December 31, 2015
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
REVENUES
Policy charges and fee income	$163,110	$(861)	$162,249	$143,266	$0	$143,266
Net investment income	976,871	2,220	979,091	973,380	1,419	974,799
Other income (loss)	(1,443)	(9,664)	(11,107)	2,866	0	2,866
Total revenues	1,898,959	(8,305)	1,890,654	1,461,606	1,419	1,463,025
BENEFITS AND EXPENSES
Interest credited to policyholders' account balances	717,140	(8,944)	708,196	232,784	8,350	241,134
Amortization of VOBA and other intangible assets, net of interest	(2,533)	(11,067)	(13,600)	19,333	0	19,333
Other general and administrative expenses	308,157	(2,553)	305,604	299,226	0	299,226
Total general, administrative and other expenses	556,305	(13,620)	542,685	586,586	0	586,586
Total benefits and expenses	1,761,022	(22,564)	1,738,458	1,282,412	8,350	1,290,762
INCOME (LOSS) BEFORE INCOME TAXES	137,937	14,259	152,196	179,194	(6,931)	172,263
Income tax expense	11,894	4,990	16,884	18,928	(2,425)	16,503
NET INCOME (LOSS)	126,043	9,269	135,312	160,265	(4,505)	155,760

Consolidated Statements of Comprehensive Income

	Year Ended December 31, 2016			Year Ended December 31, 2015
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
NET INCOME (LOSS)	$126,043	$9,269	$135,312	$160,265	$(4,505)	$155,760
Net unrealized investment gains (losses)	22,348	(540)	21,808	(62,331)	0	(62,331)
Total	22,357	(540)	21,817	(62,415)	0	(62,415)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	7,840	(189)	7,651	(21,861)	0	(21,861)
Other comprehensive income (loss), net of tax	14,517	(351)	14,166	(40,554)	0	(40,554)
COMPREHENSIVE INCOME (LOSS)	140,560	8,918	149,478	119,711	(4,505)	115,206

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Consolidated Statements of Cash Flows

	Year Ended December 31, 2016			Year Ended December 31, 2015
	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$126,043	$9,269	$135,312	$160,265	$(4,505)	$155,760
Policy charges and fee income	(120,212)	861	(119,351)	(116,889)	0	(116,889)
Interest credited to policyholders' account balances	717,140	(8,944)	708,196	232,784	8,350	241,134
Depreciation and amortization, including premiums and discounts	(5,874)	(11,067)	(16,941)	24,776	0	24,776
(Gains) losses on trading account assets supporting insurance liabilities, net	13,901	9,448	23,349	575,664	0	575,664
Deferred policy acquisition costs	1,042	(2,553)	(1,511)	(6,018)	0	(6,018)
Income taxes	(33,070)	4,990	(28,080)	2,682	(2,425)	257
Other, net	(10,764)	(2,003)	(12,767)	(956)	(1,420)	(2,376)
Cash flows from (used in) operating activities	599,548	0	599,548	662,821	0	662,821